FIDELITY NEW YORK MUNICIPAL
INCOME FUND (NOW KNOWN AS
SPARTAN(registered trademark) NEW YORK MUNICIPAL
INCOME FUND)

(REGISTERED TRADEMARK)

SPARTAN(registered trademark) NEW YORK MUNICIPAL MONEY MARKET FUND
AND
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND
ANNUAL REPORT
JANUARY 31, 1998
CONTENTS

CHECK PAGE NUMBERS !!!



PRESIDENT'S MESSAGE                                      3     NED JOHNSON ON INVESTING STRATEGIES

FIDELITY NEW YORK MUNICIPAL INCOME FUND (NOW KNOWN AS
SPARTAN NEW YORK MUNICIPAL INCOME FUND)

                                                         4     PERFORMANCE

                                                         7     FUND TALK: THE MANAGER'S OVERVIEW

                                                         10    INVESTMENT CHANGES

                                                         11    INVESTMENTS

                                                         27    FINANCIAL STATEMENTS

SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND

                                                         31    PERFORMANCE

                                                         33    FUND TALK: THE MANAGER'S OVERVIEW

                                                         35    INVESTMENT CHANGES

                                                         36    INVESTMENTS

                                                         46    FINANCIAL STATEMENTS

FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND

                                                         50    PERFORMANCE

                                                         52    FUND TALK: THE MANAGER'S OVERVIEW

                                                         54    INVESTMENT CHANGES

                                                         55    INVESTMENTS

                                                         65    FINANCIAL STATEMENTS

NOTES                                                    69    NOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT                                    76    THE AUDITORS' OPINION
ACCOUNTANTS

DISTRIBUTIONS                                            77



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
As we entered 1998, the pesky economic and currency crises in Southeast Asia were still very much with us. Adding to these concerns was the possibility that U.S. corporate earnings might decline in the face of lower global product demand. But the news wasn't all bad as low inflation, low interest rates and moderate economic growth continued to prevail. The bond market performed well, as it benefited from the favorable economic backdrop and a "flight-to-safety" mentality on the part of stock investors.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
FIDELITY NEW YORK MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1998                PAST 1   PAST 5   PAST 10
                                              YEAR     YEARS    YEARS

FIDELITY NY MUNI INCOME                       10.82%   41.25%   117.33%

LB NY 4 PLUS YEAR                             11.50%   N/A      N/A
 MUNI BOND

NEW YORK MUNICIPAL DEBT FUNDS AVERAGE         10.09%   37.36%   111.49%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers New York 4 Plus Year Municipal Bond Index - a total return performance benchmark for New York investment-grade municipal bonds with maturities of at least four years. To measure how the fund's performance stacked up against its peers, you can compare it to the New York municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 94 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1998                PAST 1   PAST 5   PAST 10
                                              YEAR     YEARS    YEARS

FIDELITY NY MUNI INCOME                       10.82%   7.15%    8.07%

LB NY 4 PLUS YEAR                             11.50%   N/A      N/A
 MUNI BOND

NEW YORK MUNICIPAL DEBT FUNDS AVERAGE         10.09%   6.53%    7.74%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19980131 19980209 151708 S00000000000001
             NY Muni Income              LB Municipal Bond
             00071                       LB015
  1988/01/31      10000.00                    10000.00
  1988/02/29      10108.34                    10105.70
  1988/03/31       9843.62                     9988.47
  1988/04/30       9883.33                    10064.39
  1988/05/31       9932.31                    10035.30
  1988/06/30      10105.46                    10182.12
  1988/07/31      10172.16                    10248.50
  1988/08/31      10203.70                    10257.52
  1988/09/30      10417.01                    10443.18
  1988/10/31      10660.66                    10626.98
  1988/11/30      10547.52                    10529.64
  1988/12/31      10710.72                    10637.36
  1989/01/31      10838.39                    10857.34
  1989/02/28      10752.43                    10733.46
  1989/03/31      10732.05                    10707.80
  1989/04/30      11050.32                    10962.01
  1989/05/31      11246.55                    11189.69
  1989/06/30      11405.42                    11341.64
  1989/07/31      11507.84                    11496.00
  1989/08/31      11446.89                    11383.46
  1989/09/30      11398.17                    11349.54
  1989/10/31      11461.67                    11488.34
  1989/11/30      11626.40                    11689.39
  1989/12/31      11704.88                    11785.01
  1990/01/31      11640.08                    11729.26
  1990/02/28      11716.92                    11833.65
  1990/03/31      11686.67                    11837.20
  1990/04/30      11560.97                    11751.50
  1990/05/31      11821.17                    12008.04
  1990/06/30      11979.52                    12113.59
  1990/07/31      12179.93                    12291.66
  1990/08/31      11979.20                    12113.18
  1990/09/30      11977.13                    12120.09
  1990/10/31      12047.70                    12339.95
  1990/11/30      12262.92                    12588.10
  1990/12/31      12300.88                    12642.86
  1991/01/31      12467.77                    12812.53
  1991/02/28      12546.72                    12924.00
  1991/03/31      12606.26                    12928.65
  1991/04/30      12785.39                    13100.60
  1991/05/31      12877.24                    13217.06
  1991/06/30      12915.03                    13203.98
  1991/07/31      13117.68                    13364.80
  1991/08/31      13278.12                    13540.82
  1991/09/30      13506.24                    13717.12
  1991/10/31      13644.90                    13840.57
  1991/11/30      13704.69                    13879.19
  1991/12/31      13947.05                    14177.04
  1992/01/31      13826.38                    14209.36
  1992/02/29      13885.51                    14213.91
  1992/03/31      13905.51                    14219.17
  1992/04/30      14038.32                    14345.72
  1992/05/31      14254.14                    14514.57
  1992/06/30      14536.95                    14758.12
  1992/07/31      14988.46                    15200.57
  1992/08/31      14795.14                    15052.36
  1992/09/30      14883.04                    15150.81
  1992/10/31      14651.30                    15001.87
  1992/11/30      14989.51                    15270.56
  1992/12/31      15199.23                    15426.47
  1993/01/31      15386.05                    15605.88
  1993/02/28      15987.59                    16170.34
  1993/03/31      15816.56                    15999.42
  1993/04/30      15976.40                    16160.86
  1993/05/31      16078.01                    16251.68
  1993/06/30      16350.82                    16522.92
  1993/07/31      16365.54                    16544.57
  1993/08/31      16741.60                    16889.02
  1993/09/30      16915.91                    17081.39
  1993/10/31      16929.28                    17114.36
  1993/11/30      16749.19                    16963.58
  1993/12/31      17159.21                    17321.68
  1994/01/31      17340.68                    17519.50
  1994/02/28      16825.45                    17065.74
  1994/03/31      15962.86                    16370.82
  1994/04/30      16092.57                    16509.65
  1994/05/31      16266.86                    16652.79
  1994/06/30      16068.16                    16551.04
  1994/07/31      16407.42                    16854.42
  1994/08/31      16471.42                    16912.73
  1994/09/30      16143.41                    16664.46
  1994/10/31      15760.92                    16368.50
  1994/11/30      15276.98                    16072.55
  1994/12/31      15784.00                    16426.31
  1995/01/31      16338.44                    16895.77
  1995/02/28      16898.91                    17387.10
  1995/03/31      17092.98                    17586.88
  1995/04/30      17126.42                    17607.63
  1995/05/31      17745.13                    18169.49
  1995/06/30      17528.40                    18011.42
  1995/07/31      17634.27                    18182.17
  1995/08/31      17889.37                    18412.72
  1995/09/30      17982.21                    18529.27
  1995/10/31      18316.40                    18798.68
  1995/11/30      18661.90                    19110.55
  1995/12/31      18873.08                    19294.21
  1996/01/31      18999.71                    19439.88
  1996/02/29      18802.68                    19308.66
  1996/03/31      18522.08                    19061.89
  1996/04/30      18464.00                    19007.95
  1996/05/31      18454.59                    19000.35
  1996/06/30      18687.93                    19207.26
  1996/07/31      18848.44                    19382.05
  1996/08/31      18791.08                    19377.39
  1996/09/30      19105.09                    19648.68
  1996/10/31      19345.98                    19870.90
  1996/11/30      19711.39                    20234.54
  1996/12/31      19589.67                    20149.56
  1997/01/31      19611.70                    20187.64
  1997/02/28      19816.00                    20372.96
  1997/03/31      19502.40                    20101.39
  1997/04/30      19682.73                    20269.64
  1997/05/31      20028.83                    20574.49
  1997/06/30      20242.88                    20793.61
  1997/07/31      20883.18                    21369.60
  1997/08/31      20625.08                    21169.36
  1997/09/30      20856.15                    21420.64
  1997/10/31      21008.54                    21558.38
  1997/11/30      21124.29                    21685.14
  1997/12/31      21494.42                    22001.53
  1998/01/30      21733.05                    22228.58
IMATRL PRASUN   SHR__CHT 19980131 19980209 151715 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity New York Municipal Income Fund on January 31, 1988. As the chart shows, by January 31, 1998, the value of the investment would have grown to $21,733 - a 117.33% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - which reflects the performance of the investment-grade municipal bond market - did over the same period. With dividends reinvested, the same $10,000 would have grown to $22,229 - a 122.29% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF INTEREST
RATES. IN TURN, THE SHARE PRICE,
RETURN AND YIELD OF A FUND THAT
INVESTS IN BONDS WILL VARY. THAT
MEANS IF YOU SELL YOUR SHARES
DURING A MARKET DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN
RIDE OUT THE MARKET'S UPS AND
DOWNS, YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
            YEARS ENDED JANUARY 31,

            1998                      1997   1996   1995   1994

Dividend returns  5.36% 5.20% 5.93% 5.27% 5.78%

Capital appreciation returns   5.46% -1.98% 10.36% -11.05%  6.92%

Total returns  10.82% 3.22% 16.29% -5.78% 12.70%
TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED JANUARY 31, 1998           PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE                      5.27(CENTS)   31.03(CENTS)   62.35(CENTS)

ANNUALIZED DIVIDEND RATE                 4.79%         4.84%          4.98%

30-DAY ANNUALIZED YIELD                  4.21%         -              -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD   7.41%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $12.95 over the past one month, $12.71 over the past six months and $12.53 over the past one year, you can compare the fund's income over these three periods. Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 43.21% combined effective 1997 federal, state and New York City tax bracket, but does not reflect the payment of the alternative minimum tax, if applicable.
FIDELITY NEW YORK MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
With investor sentiment, shifting
supply/demand conditions and
Federal Reserve Board policymaking
playing integral roles, municipal
bonds performed quite well for the
12 months that ended January 31,
1998. During this period, the Lehman
Brothers Municipal Bond Index -  a
measure of the municipal bond market
-  returned 10.11%. To compare,
the Lehman Brothers Aggregate Bond
Index -  a measure of the
investment-grade taxable bond
market in the U.S. -  returned
10.72%. Through much of the first
half of 1997, low supply and high
demand helped boost muni bond
prices. One notable hiccup came in
March, when the Fed raised a key
short-term interest rate to try to
stave off inflation. Although
investors anticipated this move, the
market nonetheless reacted negatively.
From April through mid- September,
encouraging economic data -
coupled with the Fed's reluctance to
raise rates further -  tempered
concerns. The supply of muni bonds
increased in the second half of
1997 while demand varied, leading to
mixed performance. However,
volatility in Asia toward the end of
the period helped prop up the muni
bond market, because investors felt
that currency devaluations in that
region would translate into cheaper
prices for Asian goods and help
control the inflation that can eat into
bonds' fixed payments. In January
1998, muni bond supply increased
as many issuers took advantage of
lower interest rates to refinance
their debt at lower rates.
Nevertheless, a positive inflation
outlook helped sustain the muni
market.
NOTE TO SHAREHOLDERS: Effective March 24, 1998, Fidelity New York Municipal Income Fund will change its name to Spartan New York Municipal Income Fund. The following is an interview with Norm Lind, Portfolio Manager.
Q. HOW DID THE FUND PERFORM, NORM?
A. For the 12-month period that ended January 31, 1998, the fund had a total return of 10.82%. To get a sense of how the fund did relative to its competitors, the New York municipal debt funds average returned 10.09% for the same 12-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers New York 4 Plus Year Municipal Bond Index - which tracks the types of securities in which the fund invests - returned 11.50% for the same one-year period.
Q. WHY DID THE FUND BEAT ITS PEERS?
A. I think it comes down to three factors. First, the fund held more bonds issued by New York City than many of its competitors. With the city's economy so vibrant and its fiscal situation a primary beneficiary of that economic strength, bonds issued by New York City were some of the municipal market's best performers. Likewise, the fund's larger-than-average stake in bonds issued by the state also helped its performance compared to its competitors. In light of the state's excellent economic and fiscal health, one of the municipal credit rating agencies upgraded the credit rating of some of the state's agencies, which helped boost state-appropriated bond prices. Finally, the fund's heavy stake in non-callable bonds - which can't be redeemed by their issuers before maturity - also was a plus. When interest rates fall, municipal bond issuers often do the same thing with their bonds that homeowners do with their mortgages: They take advantage of current lower interest rates by refinancing their older, more expensive debt. But what's good for municipal issuers is not always so for investors holding a callable - or redeemable - bond. If a bond is called, investors often are forced to reinvest the money at a time when yields are lower. For that reason, non-callable bonds were very much in investors' favor as interest rates fell.
Q. EVEN THOUGH THE FUND BEAT ITS COMPETITORS, IT LAGGED ITS BENCHMARK
- THE LEHMAN BROTHERS NEW YORK 4 PLUS YEAR MUNICIPAL BOND INDEX. WHAT EXPLAINS THAT DIVERGENCE?
A. The index had about twice the amount of general obligation bonds issued by New York City. Since New York City bonds were among the best performers in the municipal market, having fewer of them caused the fund to lag its benchmark. Since I don't like having the fund overly dependent on the performance of one municipal issuer, I kept New York City investments at a level I was comfortable with, diversifying the remainder of the fund across a variety of municipal issuers.
Q. IN JANUARY, 1998, SPARTAN NEW YORK MUNICIPAL INCOME FUND, SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND AND FIDELITY NEW YORK INSURED MUNICIPAL INCOME FUND EACH MERGED INTO THIS FUND. WHAT EFFECT DID THAT HAVE ON THE FUND?
A. One obvious change was that as a result of the merger, the fund's assets increased by more than $673 million compared to six months ago. However, the merger had no dramatic effect on my investment strategy. Over the past several years I managed all four funds with similar strategies, and many of their investments were generally comparable in terms of maturity, credit quality, issuer and structure - meaning factors such as a fund's call feature. That said, the fund had a slightly larger weighting in intermediate-maturity and insured bonds at the end of the period than it did prior to the merger because two of the merged funds emphasized those types of bonds.
Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET AND THE FUND?
A. The direction of interest rates will be the primary determinant of municipal performance, and it's anybody's guess where they will be six months or a year from now. As far as the fund goes, I'll continue to emphasize bonds that I think offer good value given their yields and their risk. For example, I'm comfortable sticking with a fairly large weighting in high-quality bonds for the time being, because I feel that lower-quality securities currently do not offer enough additional yield given their risks.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

NORM LIND ON HIS OUTLOOK FOR
NEW YORK'S FISCAL AND
ECONOMIC HEALTH:
"In November, 1997, Standard &
Poor's - one of the major
municipal bond credit rating
agencies - upgraded the credit
rating of certain New York state
agencies in recognition of the
strength of the state's economy
and more sound fiscal situation.
The impressive stock market rally
of 1996 and 1997 - which
translated into improving profits
at Wall Street firms and rising
income for those who work at them
- had a lot to do with the state's
rising economic and fiscal
fortunes. In my view, the windfall
that came from Wall Street over
the past several years may not be
sustainable in the next several
years. The question then becomes:
Will the state and New York City
plan for a day when the good times
stop? The answer to that will be a
primary factor in determining the
state's and New York City's fiscal
well-being in the years to come."
FUND FACTS
GOAL: high current income free
from federal, state and New
York City income taxes by
investing primarily in longer-
term, investment-grade New
York municipal securities
FUND NUMBER:  071
TRADING SYMBOL: FTFMX
START DATE:  July 10, 1984
SIZE: as of January 31, 1998,
more than $1.1 billion
MANAGER: Norm Lind, since
1993; manager, various Fidelity
and Spartan municipal income
funds; joined Fidelity in 1986
(checkmark)
FIDELITY NEW YORK MUNICIPAL INCOME FUND

INVESTMENT CHANGES


TOP FIVE SECTORS AS OF JANUARY 31, 1998
                         % OF FUND'S    % OF FUND'S INVESTMENTS
                         INVESTMENTS    IN THESE SECTORS
                                        6 MONTHS AGO

GENERAL OBLIGATION       37.7           36.5

TRANSPORTATION           16.5           15.5

SPECIAL TAX              11.2           12.8

WATER & SEWER            8.6            8.9

INDUSTRIAL DEVELOPMENT   6.1            5.3

AVERAGE YEARS TO MATURITY AS OF JANUARY 31, 1998
               6 MONTHS AGO

YEARS   13.4   14.5

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF JANUARY 31, 1998
              6 MONTHS AGO

YEARS   7.2   7.6

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF JANUARY 31, 1998 AS OF JULY 31, 1997
AAA 40.8%
AA, A 29.9%
BAA 22.7%
NON-RATED 1.0%
SHORT-TERM
INVESTMENTS 5.6%
AAA 24.3%
AA, A 36.1%
BAA 31.9%
NON-RATED 0.0%
SHORT-TERM
INVESTMENTS 7.7%
ROW: 1, COL: 1, VALUE: 40.8
ROW: 1, COL: 2, VALUE: 29.9
ROW: 1, COL: 3, VALUE: 22.7
ROW: 1, COL: 4, VALUE: 0.0
ROW: 1, COL: 5, VALUE: 2.0
ROW: 1, COL: 6, VALUE: 4.6
ROW: 1, COL: 1, VALUE: 24.3
ROW: 1, COL: 2, VALUE: 36.1
ROW: 1, COL: 3, VALUE: 31.9
ROW: 1, COL: 4, VALUE: 0.0
ROW: 1, COL: 5, VALUE: 7.7
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
FIDELITY NEW YORK MUNICIPAL INCOME FUND

INVESTMENTS JANUARY 31, 1998
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 94.4%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (G) AMOUNT (NOTE 1)
NEW YORK - 90.9%
Albany County Gen. Oblig.:
5.85% 6/1/13 (FGIC Insured)  Aaa $ 1,275,000 $ 1,369,554
 Rfdg. 5% 10/1/12 (FGIC Insured)  Aaa  6,600,000  6,813,510
Brookhaven Gen. Oblig. 5.30%
10/1/04 (FGIC Insured)  Aaa  1,075,000  1,151,981
Buffalo Swr. Auth. Rev. Rfdg. (Swr. Sys.)
Series G, 5% 7/1/12 (FGIC Insured)  Aaa  2,700,000  2,711,718
Canandaigua School Dist. Rfdg.
5.25% 6/1/07 (AMBAC Insured)  Aaa  515,000  551,580
Cherry Valley Springfield Central School Dist.:
7.80% 5/1/14 (MBIA Insured)  Aaa  435,000  578,085
  7.80% 5/1/15 (MBIA Insured)  Aaa  435,000  581,952
  7.80% 5/1/16 (MBIA Insured)  Aaa  435,000  584,118
 7.80% 5/1/17 (MBIA Insured)  Aaa  435,000  587,768
 7.80% 5/1/18 (MBIA Insured)  Aaa  434,000  589,728
Erie County Gen. Oblig. Series A:
6% 2/1/04 (FGIC Insured)  Aaa  1,100,000  1,209,879
 6% 2/1/05 (FGIC Insured)  Aaa  1,000,000  1,111,300
 6% 2/1/06 (FGIC Insured)  Aaa  1,030,000  1,156,443
Erie County Wtr. Auth. Impt. & Extension
Rev. 3rd Series, 6.10% 12/1/04
(Escrowed to Maturity) (c)  Aa  2,000,000  2,166,480
Erie County Wtr. Auth. Wtr. Rev. Rfdg.
 (Cap. Appreciation) (Fourth Resolution)
 0% 12/1/17 (AMBAC Insured)  Aaa  1,210,000  292,094
Metropolitan Trans. Auth. Dedicated Tax  Fund
Series A, 5.25% 4/1/26 (MBIA Insured)  Aaa  3,000,000  3,021,240
Metropolitan Trans. Auth. Rev. (Commuter Facs.):
Series E, 5.50% 7/1/09 (AMBAC Insured)  Aaa  2,705,000  2,918,425
 Series R, 5.40% 7/1/10 (f)  Baa1  2,960,000  3,039,802
Metropolitan Trans. Auth. Svc. Contract:
 (Cap. Appreciation) (Trans. Facs.)
  Series 7, 0% 7/1/10  Baa1  9,500,000  5,198,210
 (Commuter Facs.) Series 3, 7.375% 7/1/08  Baa1  5,400,000  6,601,230
  Rev. Rfdg. Series R, 5.30% 7/1/09 (f)  Baa1  4,000,000  4,115,720
  Series 3, 7.375% 7/1/08  Baa1  1,830,000  2,237,084
 (Trans.Facs.):
 Rfdg.:
  Series 5, 6.90% 7/1/05  Baa1  4,100,000  4,502,579
   Series 7, 5.45% 7/1/07  Baa1  4,930,000  5,260,113
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (G) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Metropolitan Trans. Auth. Trans. Facs. Rev.
 Rfdg.:
 (Cap. Appreciation) Series N,
   0% 7/1/11 (FGIC Insured)  Aaa $ 5,980,000 $ 3,174,961
  Series K:
  6.30% 7/1/06 (MBIA Insured)  Aaa  10,150,000  11,587,342
   6.30% 7/1/07 (MBIA Insured)  Aaa  5,000,000  5,756,400
 Series A:
 6% 7/1/16 (FSA Insured)   Aaa  9,090,000  9,994,091
  5.75% 7/1/21 (MBIA Insured)  Aaa  10,000,000  10,811,200
  6.10% 7/1/21 (FSA Insured)  Aaa  8,990,000  9,945,907
  6.10% 7/1/26 (FSA Insured)  Aaa  3,250,000  3,583,645
Monroe County Gen. Oblig. 6% 6/1/05  Aa2  2,155,000  2,404,635
Monroe County Pub. Impt.:
7% 6/1/03 (FGIC Insured)  Aaa  1,000,000  1,144,890
 6.10% 3/1/04 (MBIA Insured)  Aaa  5,300,000  5,715,891
 6% 6/1/04  Aa2  1,510,000  1,669,969
 6.50% 6/1/04  Aa2  2,310,000  2,602,261
 7% 6/1/04 (FGIC Insured)  Aaa  2,150,000  2,507,072
 6.50% 6/1/05  Aa2  3,450,000  3,933,966
 6.50% 6/1/06  Aa2  3,745,000  4,316,150
 5% 6/1/07 (AMBAC Insured)  Aaa  1,500,000  1,585,080
 6.50% 6/1/07 (AMBAC Insured)  Aaa  905,000  1,056,560
 6.50% 6/1/07 (AMBAC Insured)
 (Escrowed to Maturity) (c)  Aaa  95,000  110,910
Monroe Woodbury Central School Dist.:
5.625% 5/15/22 (MBIA Insured)  Aaa  1,245,000  1,306,316
 5.625% 5/15/24 (MBIA Insured)  Aaa  2,645,000  2,764,422
Nassau County Rfdg. (Combined Swr. Dist.)
Series F, 5.30% 7/1/07 (MBIA Insured)  Aaa  350,000  374,717
Nassau County Gen. Impt.:
 Rfdg. Series A, 6.50% 5/1/07 (FGIC Insured)  Aaa  4,000,000
4,640,040
 Series R, 5.125% 11/1/05 (FGIC Insured)  Aaa  2,565,000  2,717,053
 Series T, 5.20% 9/1/11 (FGIC Insured)  Aaa  2,695,000  2,800,509
Nassau County Gen. Oblig.:
 Rfdg. Series A, 6% 7/1/09 (FGIC Insured)  Aaa  3,320,000  3,749,907
 Series P, 6.30% 11/1/03 (FGIC Insured)  Aaa  1,000,000  1,115,620
 Series U, 5.25% 11/1/11 (AMBAC Insured)  Aaa  1,500,000  1,565,670
 Series U, 5.25% 11/1/15 (AMBAC Insured)  Aaa  2,150,000  2,213,017
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (G) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Edl. Construction Fund Rev.
Series A, 6.25% 10/1/03 (MBIA Insured)  Aaa $ 1,895,000 $ 2,108,529
New York City Gen. Oblig. Bonds:
 Rfdg.:
 Series A:
   7% 8/1/03  Baa1  2,000,000  2,240,440
   6.25% 8/1/08  Baa1  1,000,000  1,105,230
  Series B:
  5.70% 8/15/02  Baa1  2,335,000  2,462,351
   6.20% 8/15/06  Baa1  945,000  1,038,857
   Series C:
  5.70% 8/15/02  Baa1  1,310,000  1,381,447
   6% 2/1/22  Baa1  3,500,000  3,685,080
  Series E:
  6.50% 2/15/06  Baa1  1,000,000  1,115,140
   6.20% 8/1/07 (MBIA Insured)  Aaa  1,750,000  1,992,988
  Series F, 6% 8/1/16  Baa1  7,750,000  8,242,203
  Series H:
  6% 8/1/07 (FGIC Insured)  Aaa  6,000,000  6,740,700
   6% 8/1/14  Baa1  5,000,000  5,317,250
   6% 8/1/17  Baa1  1,000,000  1,058,820
  Series I, 5.875% 3/15/12  Baa1  5,000,000  5,332,550
  Series J, 6.125% 8/1/12  Baa1  1,000,000  1,093,170
 Series A-1, 6.25% 8/1/03 (AMBAC Insured)  Aaa  9,200,000  10,166,552
 Series B:
 7.50% 2/1/02  Baa1  1,000,000  1,113,120
  7.50% 2/1/03  Baa1  5,000,000  5,593,550
  7.50% 2/1/07  Baa1  5,500,000  6,148,615
  7.20% 8/15/08  Baa1  1,000,000  1,143,480   6.50% 8/15/11  Baa1
1,000,000  1,137,520
  5.875% 8/15/13  Baa1  3,870,000  4,087,726
 Series C, 6.40% 8/1/03  Baa1  6,000,000  6,522,540
 Series D:
 5.75% 2/15/08  Baa1  1,000,000  1,063,250
  5.375% 8/1/17  Baa1  2,500,000  2,506,425
  5.25% 8/1/21 (MBIA Insured)  Aaa  6,000,000  6,043,980
 Series E:
 6% 8/1/08 (FGIC Insured)  Aaa  8,000,000  8,923,360
  6% 8/1/26  Baa1  3,750,000  3,985,500
 Series F:
 3% 11/15/00 (MBIA Insured)  Aaa  1,000,000  973,120
  5.75% 2/1/15  Baa1  2,500,000  2,600,975
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (G) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Gen. Oblig. Bonds: - continued
 Series G, 6% 10/15/26  Baa1 $ 5,000,000 $ 5,266,650
 Series H:
 7% 2/1/05  Baa1  1,645,000  1,810,569
  7% 2/1/05
  (Pre-Refunded to 2/1/02  @ 101.50) (c)  Aaa  385,000  431,393
  7% 2/1/06  Baa1  420,000  462,273
  7% 2/1/06
  (Pre-Refunded to 2/1/02 @ 101.50) (c)  -  3,080,000  3,445,072Series
I, 6.125% 4/15/11  Baa1  25,000,000  27,275,250
 Series K, 6.25% 4/1/11  Baa1  1,000,000  1,095,120
 Series L, 5.75% 8/1/12  Baa1  3,700,000  3,894,620
New York City Ind. Dev. Agcy. Civic Facs. Rev.
(USTA Nat'l. Tennis Ctr. Proj.)
6.40% 11/15/08 (FSA Insured)  Aaa  1,000,000  1,132,860
New York City Ind. Dev. Agcy.  Spl. Facs. Rev.:
(American Airlines, Inc. Proj.):
 Series 1990, 8% 7/1/20 (b)  Baa2  4,325,000  4,533,854
  6.90% 8/1/24 (b)  Baa2  10,000,000  11,228,200
 (Terminal One Group Assoc. Proj.):
 5.70% 1/1/04 (b)  A  1,500,000  1,599,345
  6% 1/1/08 (b)  A  500,000  538,525
  6% 1/1/15 (b)  A  12,560,000  13,313,600
New York City Ind. Dev. Auth. Ind. Dev. Rev.
(Japan Airlines Co. Ltd. Proj.)
Series 91, 6% 11/1/15 (FSA Insured)
LOC Morgan Guaranty Trust Co., NY (b)  Aaa  3,000,000  3,244,800
New York City Muni. Assistance Corp.:
 Rfdg.:
 Series D, 6% 7/1/05 (AMBAC Insured)  Aaa  10,000,000  11,143,000
  Series E:
  6% 7/1/03  Aa2  1,000,000  1,091,040
   6% 7/1/04  Aa2  14,500,000  15,977,115
   6% 7/1/05  Aa2  12,945,000  14,381,118
  Series I, 5.25% 7/1/02  Aa2  2,250,000  2,356,943
  Series J, 5.75% 7/1/03  Aa2  1,000,000  1,079,020
 Series G, 5.50% 7/1/04  Aa2  2,800,000  3,007,172
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (G) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr.
Sys. Rev.:
  Rfdg. Series A, 5.125% 6/15/21  A2 $ 8,450,000 $ 8,433,100
  Series A, 7% 6/15/16 (FGIC Insured)
  (Pre-Refunded to 6/15/01 @ 101.50) (c)  Aaa  500,000  554,140
  Series B:
  5.375% 6/15/07 (AMBAC Insured)  Aaa  500,000  531,945
   5.875% 6/15/26  A2  21,250,000  22,615,100
   5.50% 6/15/27 (MBIA Insured)  Aaa  4,275,000  4,451,130
  Series C, 7.375% 6/15/09
  (Pre-Refunded to 6/15/99 @ 101.50) (c)  A2  1,850,000  1,964,608
New York City Trust Cultural Resources Rev.:
(American Museum of Natural History)
 Series A, 5.65% 4/1/22 (MBIA Insured)  Aaa  4,850,000  5,107,438
 (New York Botanical Gardens)
 5.75% 7/1/16 (MBIA Insured)  Aaa  1,250,000  1,321,900
New York State Crossover Rfdg.
7.50% 11/15/00  A2  1,000,000  1,094,180
New York State Dorm. Auth. Lease Rev. Rfdg.
(State Univ. Dorm. Facs.) Series A:
 6% 7/1/03 (AMBAC Insured)  Aaa  7,370,000  8,044,724
  6% 7/1/04 (AMBAC Insured)  Aaa  5,225,000  5,751,105
  6% 7/1/05 (AMBAC Insured) (e)  Aaa  2,240,000  2,488,506
  5.30% 7/1/24 (AMBAC Insured)  Aaa  3,150,000  3,164,427
New York State Dorm. Auth. Rev.:
 (Cap. Appreciation) (Manhattanville  College)
 0% 7/1/10 (MBIA Insured)  Aaa  2,175,000  1,217,913
 (Champlain Valley Physicians):
 6% 7/1/08 (Connie Lee Insured)  Aaa  600,000  673,362
  6% 7/1/09 (Connie Lee Insured)  Aaa  370,000  416,853
  6% 7/1/10 (Connie Lee Insured)  Aaa  250,000  285,545
 (City Univ. Sys. Consolidated):
 Series A:
  5.50% 7/1/04  Baa1  2,000,000  2,102,000
   5.50% 7/1/05 (f)  Baa1  2,000,000  2,109,320
   5.75% 7/1/09  Baa1  5,000,000  5,448,400
  Series C:
  6.25% 7/1/05 (AMBAC Insured)  Aaa  6,320,000  7,099,382
   7.50% 7/1/10  Baa1  4,000,000  4,991,400
  Series D, 7% 7/1/09  Baa1  6,000,000  7,194,120
  Series 1, 5% 7/1/11  Baa1  11,095,000  11,059,052
  (Second Gen.) Series A, 5.75% 7/1/07  Baa1  1,965,000  2,141,280
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (G) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Dorm. Auth. Rev.: - continued
 (Columbia Univ.) Series A, 5.75% 7/1/09  Aaa $ 9,700,000 $ 10,870,596
 (Ideal Sr. Living Hsg.)
 7.625% 8/1/28 (MBIA Insured)  Aaa  2,000,000  2,107,040
 (Ithaca College)
 5.25% 7/1/26 (AMBAC Insured)  Aaa  9,805,000  9,808,922
 (Judicial Facs. Lease) Series B, 7% 4/15/16  Baa1  2,000,000
2,171,860
 (Mental Health Svcs. Facs.):
 Series A:
  6% 2/15/01   Baa1  500,000  526,075
   5.75% 8/15/11  Baa1  3,000,000  3,164,340
 (New York & Presbyterian Hosp.) 4.40% 8/1/13
 (AMBAC Insured)  Aaa  5,000,000  4,980,750
 (New York Law School) 7.625%
 7/1/09 (BIG Insured)  Aaa  3,090,000  3,296,196
 Rfdg.:
 (City Univ. Sys. Consolidated):
  Series A, 5.75% 7/1/07  Baa1  500,000  539,295
   Series C, 8.20% 7/1/14  Baa1  1,000,000  1,035,630
   Series D, 5.75% 7/1/12  Baa1  4,230,000  4,615,903
   Series D, 8.20% 7/1/12  Baa1  1,260,000  1,305,688
   Series U, 6.25% 7/1/03  Baa1  525,000  573,253
   5.50% 7/1/16 (AMBAC Insured)  Aaa  2,500,000  2,619,975
  (Colgate Univ.):
  6% 7/1/16 (MBIA Insured)  Aaa  1,450,000  1,653,450
   6% 7/1/21 (MBIA Insured)  Aaa  2,500,000  2,884,900
  (FIT Student Hsg.):
  5.75% 7/1/03 (AMBAC Insured)  Aaa  1,590,000  1,716,437
   5.75% 7/1/04 (AMBAC Insured)  Aaa  1,680,000  1,825,740
   5.75% 7/1/05 (AMBAC Insured)  Aaa  1,650,000  1,801,553
   5.75% 7/1/06 (AMBAC Insured)  Aaa  1,500,000  1,647,945
  (Mental Health Svcs. Facs.)
  Series B, 5.75% 2/15/11  Baa1  2,550,000  2,689,689
  (New York Hosp. Med. Ctr.)
  Series B, 5.25% 2/1/07 (AMBAC Insured)  Aaa  5,500,000  5,698,055
  (State Univ. Edl. Facs.):
  Series A:
   6.50% 5/15/04  A3  3,000,000  3,357,630
    6.50% 5/15/05  A3  7,080,000  7,992,895
    6.50% 5/15/06  A3  3,400,000  3,876,340
    5.50% 5/15/07 (FGIC Insured)  Aaa  6,700,000  7,268,964
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (G) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Dorm. Auth. Rev.: - continued
 Rfdg.:
  (State Univ. Edl. Facs.):
  Series A:
    5.50% 5/15/09 (AMBAC Insured)  Aaa $ 6,000,000 $ 6,562,800
     5.25% 5/15/15  A3  7,000,000  7,307,440
    6% 5/15/16  A3  8,000,000  8,534,640
    6% 5/15/25  A3  2,725,000  2,892,588
   Series B:
    5.25% 5/15/05  A3  2,250,000  2,366,483
     5.25% 5/15/11 (FGIC Insured)  Aaa  2,950,000  3,120,009
     7.50% 5/15/11  A3  3,445,000  4,393,167
     7.375% 5/15/14  A3  275,000  298,023
  (Vassar College):
   6% 7/1/03  Aa3  300,000  328,074
   6% 7/1/04  Aa3  745,000  821,772    6% 7/1/06  Aa3  850,000
954,423
 (St. Josephs Hosp. Health Ctr.):
  6% 7/1/08 (MBIA Insured)  Aaa  1,260,000  1,409,612
  6% 7/1/09 (MBIA Insured)  Aaa  1,500,000  1,671,630
 (St. Vincent's Hosp. & Med. Ctr.):
 6% 2/1/03 (AMBAC Insured)  Aaa  1,820,000  1,979,232
  6% 8/1/03 (AMBAC Insured)  Aaa  1,875,000  2,053,950
 (Univ. of Rochester - Strong Memorial Hosp.):
 5.10% 7/1/04  A1  1,470,000  1,533,357
  5.20% 7/1/05  A1  1,000,000  1,052,050
New York State Energy Research & Dev. Auth. Facs.
Rev. Rfdg. (Consolidated Edison Co.)
Series A, 6.10% 8/15/20  A1  10,600,000  11,457,646
New York State Energy Research & Dev. Auth. Gas
Facs. Rev. Rfdg. (Brooklyn Union Gas Co. Proj.)
Series A, 5.50% 1/1/21 (MBIA Insured)  Aaa  1,000,000  1,038,180
New York State Energy Research & Dev. Auth. Poll.
Cont. Rev.:
 (Central Hudson Gas) Series B,
  7.375% 10/1/14 (FGIC Insured)  Aaa  2,250,000  2,435,603
  Rfdg. (New York Gas & Electric)
   Series E, 5.90% 12/1/06 (MBIA Insured)  Aaa  1,000,000  1,118,260
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (G) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Envir. Facs. Corp. Poll. Cont.
Rev. (State Wtr. Revolving Fund):
  (Pooled Loan) Series B, 5.20% 5/15/14  Aaa $ 2,220,000 $ 2,358,017
  Series A:
  6.80% 6/15/01  Aa2  2,000,000  2,174,480
   6.90% 6/15/02  Aa  265,000  292,875
   6.90% 6/15/02
   (Pre-Refunded to 6/15/01 @ 102) (c)  Aa  835,000  925,071
   7%, 6/15/12  Aa  190,000  210,134
   7% 6/15/12
   (Pre-Refunded to 6/15/01 @ 102) (c)  Aa  3,885,000  4,316,157
   5.85% 7/15/15  Aaa  3,060,000  3,297,793
  Series D:
  5.90% 5/15/01  Aaa  1,000,000  1,062,860
   6.10% 5/15/03  Aaa  5,480,000  6,004,710
   6.20% 11/15/04  Aaa  2,500,000  2,806,300
   6.30% 5/15/05  Aaa  2,000,000  2,266,500
   6.30% 11/15/05  Aaa  2,725,000  3,107,536
   6.40% 11/15/06  Aaa  2,940,000  3,373,709
  Series E:
  6.25% 6/15/05  Aa  1,200,000  1,354,116
   6.25% 6/15/05
   (Pre-Refunded to 6/15/04 @ 101.50) (c)  Aa  900,000  1,012,401
   6.50% 6/15/14  Aa  130,000  141,626
   6.50% 6/15/14
   (Pre-Refunded to 6/15/01 @ 102) (c)  Aa  3,370,000  3,691,498
New York State Envir. Facs. Corp. Resources
Recovery Rev. (Huntington Proj.) Series A,
7.50% 10/1/12  Baa1  12,500,000  13,284,500
New York State Hsg. Fin. Agcy. Rev. (St. John
Village Proj.) 8.25% 5/1/09  -  4,925,000  5,019,314
New York State Local Gov't. Assistance Corp.:
 Rfdg.:
 Series C, 5.50% 4/1/17  A3  13,675,000  14,598,473
  Series E, 5.25% 4/1/16  A3  23,600,000  24,525,592
 Series A, 7% 4/1/04  Aaa  2,000,000  2,214,660
 Series A, 5.80% 4/1/10  A3  4,585,000  4,901,457
 Series B, 6% 4/1/18  A3  17,245,000  18,411,969
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (G) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Med. Care Facs. Fin. Agcy. Rev.:
(Beth Israel Med. Ctr.) Series A,
 7.50% 11/1/10 (MBIA Insured)  Aaa $ 4,000,000 $ 4,442,600
 (Long-Term Health Care) Series A,
 6.80% 11/1/14 (FSA Insured)  Aaa  1,250,000  1,383,013
 (Mary Imogene Basset Hosp.) Series A,
 7.125% 11/1/20 (MBIA Insured)  Aaa  2,290,000  2,523,488
 (Mental Health Svcs. Facs.):
  Series A:
  7.50% 2/15/21  Baa1  50,000  55,439
   7.50% 2/15/21 (Pre-Refunded to
  2/15/01 @ 102) (c)  Aaa  85,000  95,047
  Series B, 7.875% 8/15/20  Baa1  445,000  491,422
  Series D, 7.40% 2/15/18  Baa1  450,000  502,439
 (North Shore Univ. Hosp. Mtg. Proj.) Series A:
 7.25% 11/1/11 (MBIA Insured)  Aaa  3,200,000  3,513,216
  7.20% 11/1/20 (MBIA Insured)  Aaa  6,000,000  6,561,540
 Rfdg. (Mental Health Svcs. Facs.):
 Series A, 8.875% 8/15/07  Baa1  1,735,000  1,775,842
   Series B, 7.875% 8/15/20
  (Pre-Refunded to 8/15/00 @ 102) (c)  Aaa  755,000  840,330
 Rfdg. (Presbyterian Hosp.)
 Series A, 5.25% 8/15/14  Aa2  3,000,000  3,067,200
New York State Med. Care Facs. Fin. Agcy. Spl.
Oblig. (Mental Health Svcs. Facs. Impt.)
Series A, 8.40% 5/1/06   Aaa  1,000,000  1,278,230
New York State Mtg. Agcy. Rev.:
(Homeowner Mtg.):
 Series HH-3, 7.95% 4/1/22 (b)  Aa2  2,500,000  2,661,050
   Series SS, 7.95% 10/1/22 (b)  Aa2  2,415,000  2,575,622
  Series 53, 5.90% 10/1/17  Aa2  2,000,000  2,103,800
  Series 60, 6.05% 4/1/26 (b)  Aaa  7,170,000  7,598,909
  5.50% 4/1/19 (AMBAC Insured) (b)  Aaa  4,500,000  4,569,930
New York State Pwr. Auth. Rev. & Gen. Purp.
Rfdg. Series W, 6.50% 1/1/08  Aa2  250,000  291,250
New York State Thruway Auth. Gen. Rev.:
Series A, 5.80% 1/1/06  Aa3  3,000,000  3,202,020
 Series D, 5.375% 1/1/27  Aa3  3,000,000  3,051,870
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (G) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Thruway Auth. Hwy. & Bridge
Trust Fund:
 Series A, 6.25% 4/1/04 (MBIA Insured)  Aaa $ 7,840,000 $ 8,770,530
  Series B:
  6% 4/1/03 (AMBAC Insured)  Aaa  9,240,000  10,108,560
   6% 4/1/04 (MBIA Insured)  Aaa  8,900,000  9,836,013
   6.40% 4/1/04 (FGIC Insured)  Aaa  1,000,000  1,123,890
   5.50% 4/1/09 (FSA Insured)  Aaa  2,000,000  2,150,060
New York State Thruway Auth. Svc. Contract Rev.
(Local Hwy. & Bridge):
 5.75% 4/1/08  Baa1  1,000,000  1,067,750
  6% 4/1/11  Baa1  4,000,000  4,358,280
New York State Urban Dev. Corp. Rev.:
(Correctional Cap. Facs.):
 Series 1, 7.75% 1/1/14
  (Pre-Refunded to 1/1/00 @ 102) (c)  Aaa  1,000,000  1,089,640
  Series 5, 5.90% 1/1/08  Baa1  1,455,000  1,569,014
 Rfdg.:
 (Correctional Cap. Facs.)
  Series A, 6.30% 1/1/03  Baa1  700,000  760,445
  (Syracuse Univ. Ctr.) 5.20% 1/1/03  Baa1  1,000,000  1,027,890
 (Sports Fac. Assistance Prog.)
 Series A, 6.25% 4/1/06 (MBIA Insured)  Aaa  2,515,000  2,859,102
Niagara Falls Wtr. Treatment Plant 7% 11/1/13
(MBIA Insured) (b)  Aaa  1,000,000  1,167,030
Niagara Falls (Pub. Impt.):
 7.50% 3/1/08 (MBIA Insured)  Aaa  995,000  1,243,481
  7.50% 3/1/10 (MBIA Insured)  Aaa  1,155,000  1,462,415
  7.50% 3/1/11 (MBIA Insured)  Aaa  1,245,000  1,582,432
  7.50% 3/1/16 (MBIA Insured)  Aaa  1,060,000  1,388,112
  7.50% 3/1/17 (MBIA Insured)  Aaa  1,200,000  1,584,060
Niagara Falls Bridge Commission Toll Rev. Rfdg.
Series B, 5.25% 10/1/15 (FGIC Insured)  Aaa  10,000,000  10,482,000
North Hempstead Gen. Oblig. Rfdg. Series B,
6.10% 4/1/06 (FGIC Insured)  Aaa  2,000,000  2,245,800
Onondaga County Ind. Dev. Agcy. Swr. Facs.
Rev. (Bristol-Meyers Squibb Co. Proj.)
5.75% 3/1/24 (b)  Aaa  9,000,000  9,979,920
Rockland County Gen. Oblig. 6% 8/15/05
(AMBAC Insured)  Aaa  1,475,000  1,647,044
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (G) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Suffolk County Gen. Oblig.:
 Rfdg. (Southwest Swr. Dist.)
 Series II, 6% 2/1/04 (MBIA Insured)  Aaa $ 4,570,000 $ 5,001,088
 Series A, 6% 8/1/05 (AMBAC Insured)  Aaa  3,380,000  3,756,464
Suffolk County Ind. Dev. Agcy. Civic Fac. Rev.
 (Downing College) 8.25% 12/1/20
 (Pre-Refunded to 12/1/00 @ 102) (c)  BBB  955,000  1,080,764
Suffolk County Ind. Dev. Agcy.  Rev. Rfdg.
(Southwest Swr. Sys.):
 6% 2/1/07 (FGIC Insured)  Aaa  3,090,000  3,479,340
  6% 2/1/08 (FGIC Insured)  Aaa  2,500,000  2,826,075
Suffolk County Wtr. Auth. Wtrwks. Rev. Rfdg.:
Series C, 5.75% 6/1/10 (AMBAC Insured)
 (Pre-Refunded to 6/1/02 @ 102) (c)  Aaa  30,000  32,507
 (Sr. Lien):
 5.10% 6/1/09 (MBIA Insured)  Aaa  2,000,000  2,112,040
  5.10% 6/1/10 (MBIA Insured)  Aaa  4,500,000  4,725,585
 (Sub-Lien) 6% 6/1/17 (MBIA Insured)  Aaa  6,560,000  7,526,485
 7.375% 6/1/12 (AMBAC Insured)  Aaa  30,000  31,249
Syracuse Ind. Dev. Agcy. Civic Facs. Rev.
(St. Joseph's Hosp. Health Ctr. Proj.) 7.50%
6/1/18 (Pre-Refunded to 6/1/01 @ 102) (c)  Baa1  1,265,000  1,423,631
Syracuse Ind. Dev. Agcy. Parking Facs. Rev.
(Syracuse Econ. Dev. Corp.) Series A, 7.70%
6/1/15 (Pre-Refunded to 6/1/99 @ 102) (c)  -  2,445,000  2,613,387
Triborough Bridge & Tunnel Auth. Rev.:
(Convention Ctr. Proj.) Series E:
 7.25% 1/1/10  Baa1  9,870,000  12,091,737
  6% 1/1/11  Baa1  4,000,000  4,448,560
 (Gen. Purp.):
  Series A:
   6% 1/1/11  Aa3  500,000  565,875
   4.75% 1/1/14  Aa3  1,685,000  1,679,086
  Series X, 6.20% 1/1/03  Aa3  1,000,000  1,090,150
  Series Y, 5.50% 1/1/03  Aa3  1,500,000  1,591,245
  Rfdg.:
  Series A, 5.25% 1/1/28  Aa3  5,400,000  5,455,566
   Series B:
  6% 1/1/03  Aa3  2,500,000  2,707,150
   6% 1/1/04  Aa3  5,000,000  5,462,850
    5% 1/1/14  Aa3  2,000,000  2,048,280
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (G) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Triborough Bridge & Tunnel Auth. Rev.: - continued
 (Gen. Purp.):
  Rfdg.:
   Series Q, 6.75% 1/1/09  Aa3 $ 1,000,000 $ 1,190,020
   Series Y, 6% 1/1/12  Aa3  14,110,000  15,964,477
   Series Y, 5.50% 1/1/17  Aa3  18,700,000  20,144,949
 Series R, 6% 1/1/20 (MBIA Insured)
  (Pre-Refunded to 1/1/00 @ 100) (c)  Aaa  90,000  93,524
United Nations Dev. Corp. Rev. Rfdg.
Series B, 5.60% 7/1/26  A2  4,000,000  4,016,920
Upper Mohawk Valley Regional Wtr. Fin. Auth. Rfdg.
 Series A, 5.125% 10/1/26 (FSA Insured)  Aaa  5,000,000  5,004,250
Yonkers Gen. Oblig. Series A:
6% 8/1/04 (FGIC Insured)  Aaa  1,020,000  1,124,530
  6% 8/1/05 (FGIC Insured)  Aaa  1,080,000  1,198,080
  1,034,275,128
NEW YORK & NEW JERSEY - 2.5%
New York & New Jersey Port Auth.:
Consolidated 73rd Series, 6.75% 10/15/06 (b)  A1  2,000,000  2,159,080
 Consolidated 85th Series, 5.20% 9/1/15  A1  2,400,000  2,498,376
 Consolidated 85th Series, 5.20% 9/1/16  A1  2,000,000  2,084,980
 Consolidated 85th Series, 5.20% 9/1/18  A1  1,675,000  1,746,389
 Consolidated 99th Series,
 7% 11/1/04 (FGIC Insured)  Aaa  5,040,000  5,860,764
  Consolidated 109th Series, 5.375% 1/15/32  A1  12,500,000
12,801,250
 Rfdg. Consolidated 107th Series,
 6% 10/15/06 (b)  A1  1,530,000  1,691,629
  28,842,468
PUERTO RICO - 1.0%
Puerto Rico Commonwealth Urban Renewal &
Hsg. Corp. Commonwealth Appropriation
Rfdg. 7.875% 10/1/04  Baa  6,270,000  6,745,580
Puerto Rico Tel. Auth. Rev. 7.255% 1/6/15
(MBIA Insured) INFL (d)  Aaa  4,800,000  5,094,432
  11,840,012
TOTAL MUNICIPAL BONDS
(cost $999,954,015)  1,074,957,608
MUNICIPAL NOTES (A) - 5.6%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (G) AMOUNT (NOTE 1)
NEW YORK - 5.2%
Chautauqua County Ind. Dev. Agcy. Rev.
(Busch Industries, Inc. Proj.)
3.825%, LOC Marine Midland Bank, NA, VRDN  - $ 600,000 $ 600,000
Erie County Ind. Dev. Auth. Ind. Dev. Rev.
(National Wire Prods.) Series E,
3.60%, LOC Marine Midland Bank,
NA, VRDN (b)  A-1  100,000  100,000
New York City Gen. Oblig.:
Sub Series A-4, 3.70%,
 LOC Chase Manhattan Bank, VRDN  VMIG 1  200,000  200,000
  Series  A-7, 3.65%,
 LOC Morgan Guaranty Trust Co., NY, VRDN  VMIG 1  900,000  900,000
  Series  E-4, 3.65%,
 LOC State Street Bank & Trust Co., VRDN VMIG 1 3,800,000 3,800,000 New York City Muni. Assistance Corp.
Series K-1, 3.45%, LOC Westdeutsche
 Landesbank Girozentrale, VRDN  VMIG 1  1,100,000  1,100,000
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr.
Sys. Rev. Series G, 3.65% (FGIC Insured) VRDN  VMIG 1  3,500,000
3,500,000
New York City Trust Cultural Resources Rev.
(Museum of Broadcasting)
3.40%, LOC KredietBank, NV, VRDN  VMIG 1  2,500,000  2,500,000
New York State Dorm. Auth. Rev. (Cornell Univ.)
Series 1990 B, 3.50% (BPA Morgan
Guaranty Trust Co., NY) VRDN  VMIG 1  1,100,000  1,100,000
New York State Energy Research & Dev. Auth.
Elec. Facs. Rev. (Long Island Lighting Co.)
Series 1994 A, 3.50%, LOC Union
Bank of Switzerland, VRDN (b)  VMIG 1  1,100,000  1,100,000
New York State Energy Research & Dev. Auth.
Poll. Cont. Rev. (Niagara Mohawk Pwr. Corp. Proj.):
 Series 1985-B, 3.65%, LOC
  Toronto-Dominion Bank, VRDN  P-1  3,000,000  3,000,000
  Series 1985-C, 3.65%, LOC Mitsubishi
  Trust & Banking Corp., VRDN  P-1  1,100,000  1,100,000
  Series 1986-A, 3.70%, LOC Citibank, VRDN  P-1  7,500,000  7,500,000
  Series 1987-B, 3.95%, LOC
  Morgan Guaranty Trust Co., NY, VRDN A-1+ 4,400,000 4,400,000 Series 1988-A, 3.95%, LOC
  Morgan Guaranty Trust Co., NY, VRDN  A-1+  4,500,000  4,500,000
New York State Hsg. Fin. Agcy. Rev.:
(Tribeca Park)
 Series 1997 A, 3.50%, LOC Bayerische
  Hypotheken-und Wechsel Bank, VRDN (b)  VMIG 1  20,500,000
20,500,000
MUNICIPAL NOTES (A) - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (G) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Hsg. Fin. Agcy. Rev.: - continued
(Normandie Court II)
 Series A, 3.30%, LOC Fleet Bank, NA, VRDN VMIG 1 $ 400,000 $ 400,000 Triborough Bridge & Tunnel Auth. Spl. Oblig.
Series 1994, 3.45% (FGIC Insured) VRDN  VMIG 1  2,600,000  2,600,000
  58,900,000
NEW YORK & NEW JERSEY - 0.4%
New York & New Jersey Port. Auth. Spl. Oblig.
Rev.:
 Series 3, 3.60% (BPA Morgan Guaranty
  Trust Co., NY) VRDN  VMIG 1  2,790,000  2,790,000
  Series 5, 3.60% (BPA Bayerische
  Landesbank Girozentrale) VRDN  VMIG 1  1,600,000  1,600,000
  4,390,000
TOTAL MUNICIPAL NOTES
(Cost $63,290,000)   63,290,000
TOTAL INVESTMENTS - 100%
(Cost $1,063,244,015)  $ 1,138,247,608
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
150 Municipal Bond Contracts   Mar. 98 $ 18,529,275 $ 117,600
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 1.6%
SECURITY TYPE ABBREVIATIONS
INFL - Inverse Floating Rate Security
VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Security collateralized by an amount sufficient to pay interest and principal.
4. Coupon is inversely indexed to a floating interest rate. The price will be more volatile than the price of a comparable fixed rate security. The rate shown is the rate at period end.
5. Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $472,150.
6. Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
7. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 70.4% AAA, AA, A 69.5%
Baa 22.6% BBB  20.7%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 1.0%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation   37.7%
Transportation   16.5
Special Tax   11.2
Water and Sewer    8.6
Industrial Development   6.1
Education   5.4
Others (individually less than 5%)   14.5
TOTAL   100.0%
INCOME TAX INFORMATION
At January 31, 1998 the aggregate cost of investment securities for income tax purposes was $1,063,244,015. Net unrealized appreciation aggregated $75,003,593, of which $75,074,512 related to appreciated investment securities and $70,919 related to depreciated investment securities.
The fund hereby designates approximately $502,698 as a capital gain dividend for the purpose of the dividend paid deduction.
At January 31, 1998 the fund had a capital loss carryforward of approximately $4,544,418 which will expire on January 31, 2003. All of the loss carryforwards expiring in 2003 were acquired in the merger and is available to offset future capital gains of the fund to the extent provided by regulations (see Note 7 of Notes to Financial Statements).
During fiscal year ended 1998, 100% of the fund's income dividends was free from federal income tax, and 5.88% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). FIDELITY NEW YORK MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 JANUARY 31, 1998

8.ASSETS            9.            10.

11.INVESTMENT IN    12.           $ 1,138,247,608
SECURITIES, AT
VALUE (COST
$1,063,244,0
15) - SEE
ACCOMPANYING
SCHEDULE

13.RECEIVABLE       14.            332,753
FOR FUND SHARES
SOLD

15.RECEIVABLE       16.            3,650,713
FOR INVESTMENTS
SOLD

17.INTEREST         18.            14,567,597
RECEIVABLE

19.RECEIVABLE       20.            35,884
FOR DAILY
VARIATION ON
FUTURES
CONTRACTS

21. 22.TOTAL        23.            1,156,834,555
ASSETS

24.LIABILITIES      25.           26.

27.PAYABLE TO       $ 62,722      28.
CUSTODIAN BANK

29.PAYABLE FOR       10,654,849   30.
INVESTMENTS
PURCHASED
REGULAR
DELIVERY

31. DELAYED          10,995,137   32.
DELIVERY

33.DISTRIBUTIONS     891,118      34.
PAYABLE

35.ACCRUED           378,736      36.
MANAGEMENT
FEE

37.OTHER             184,370      38.
PAYABLES AND
ACCRUED
EXPENSES

39. 40.TOTAL        41.            23,166,932
LIABILITIES

42.43.NET           44.           $ 1,133,667,623
ASSETS

45.NET ASSETS       46.           47.
CONSIST OF:

48.PAID IN          49.           $ 1,060,944,131
CAPITAL

50.ACCUMULATED      51.            (2,397,701)
UNDISTRIBUTED
NET REALIZED
GAIN (LOSS) ON
INVESTMENTS

52.NET              53.            75,121,193
UNREALIZED
APPRECIATION
(DEPRECIATION)
ON INVESTMENTS

54.55.NET           56.           $ 1,133,667,623
ASSETS, FOR
87,634,516
SHARES
OUTSTANDING

57.58.NET           59.            $12.94
ASSET VALUE,
OFFERING PRICE
AND
REDEMPTION
PRICE PER SHARE
($1,133,667,
623 (DIVIDED BY)
87,634,516
SHARES)

STATEMENT OF OPERATIONS
 YEAR ENDED JANUARY 31, 1998

60.61.INTEREST INCOME             62.           $ 24,592,678


63.EXPENSES                       64.           65.

66.MANAGEMENT FEE                 $ 1,731,659   67.

68.TRANSFER AGENT FEES             498,854      69.

70.ACCOUNTING FEES AND             186,274      71.
EXPENSES

72.NON-INTERESTED TRUSTEES'        1,696        73.
COMPENSATION

74.CUSTODIAN FEES AND              23,002       75.
EXPENSES

76.REGISTRATION FEES               26,600       77.

78.AUDIT                           55,683       79.


80.LEGAL                           5,060        81.


82.MISCELLANEOUS                   89           83.

84. TOTAL EXPENSES BEFORE          2,528,917    85.
REDUCTIONS

86. EXPENSE REDUCTIONS             (78,939)      2,449,978

87.88.NET INTEREST INCOME         89.            22,142,700

90.REALIZED AND UNREALIZED        92.           93.
GAIN (LOSS)
91.NET REALIZED GAIN (LOSS) ON:

94. INVESTMENT SECURITIES          7,275,991    95.

96. FUTURES CONTRACTS              (97,425)      7,178,566

97.CHANGE IN NET UNREALIZED       98.           99.
APPRECIATION (DEPRECIATION)
ON:

100. INVESTMENT SECURITIES         14,346,110   101.

102. FUTURES CONTRACTS             117,600       14,463,710

103.104.NET GAIN (LOSS)           105.           21,642,276

106.107.NET INCREASE              108.          $ 43,784,976
(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS

109.OTHER INFORMATION             111.          112.
110.EXPENSE REDUCTIONS

113. CUSTODIAN CREDITS                          $ 869

114. TRANSFER AGENT CREDITS                      1,373

115. FMR REIMBURSEMENT                           76,697

116.                                            $ 78,939

STATEMENT OF CHANGES IN NET ASSETS
                                 YEAR ENDED        YEAR ENDED
                                 JANUARY 31,       JANUARY 31,
                                 1998              1997

117.INCREASE (DECREASE) IN
NET ASSETS

118.OPERATIONS                   $ 22,142,700      $ 21,136,283
NET INTEREST INCOME

119. NET REALIZED GAIN (LOSS)     7,178,566         2,985,921

120. CHANGE IN NET UNREALIZED     14,463,710        (11,611,995)
APPRECIATION (DEPRECIATION)

121.                              43,784,976        12,510,209
122.NET INCREASE
(DECREASE) IN NET ASSETS
RESULTING
FROM OPERATIONS

123.DISTRIBUTIONS TO              (22,142,700)      (21,198,336)
SHAREHOLDERS
FROM NET INTEREST INCOME

124. FROM NET REALIZED GAIN       (689,878)         (68,591)

125. 126.TOTAL DISTRIBUTIONS      (22,832,578)      (21,266,927)

127.SHARE TRANSACTIONS - NET      711,644,417       (23,850,792)
INCREASE (DECREASE) (NOTE 6)

128.                              732,596,815       (32,607,510)
129.TOTAL INCREASE
(DECREASE) IN NET ASSETS

130.NET ASSETS                   131.              132.

133. BEGINNING OF PERIOD          401,070,808       433,678,318

134. END OF PERIOD               $ 1,133,667,623   $ 401,070,808

FINANCIAL HIGHLIGHTS
135.                 YEAR ENDED JANUARY 31,

136.                 1998         1997          1996       1995         1994 F

137.SELECTED
PER-SHARE
DATA

138.NET ASSET       $ 12.290      $ 12.540    $ 11.370    $ 13.050    $ 12.660
VALUE,
BEGINNING
OF PERIOD

139.INCOME           .624          .629        .635        .673        .714
FROM
INVESTMENT
OPERATIONS
NET INTEREST
INCOME

140. NET             .670          (.246)      1.177       (1.440)     .850
REALIZED AND
UNREALIZED
 GAIN (LOSS)

141. TOTAL FROM      1.294         .383        1.812       (.767)      1.564
INVESTMENT
 OPERATIONS

142.

143.LESS
DISTRIBUTIONS

144. FROM NET        (.624)        (.631) B    (.642) B    (.673)      (.714)
INTEREST INCOME

145. FROM NET        (.020)        (.002) B    -           (.210)      (.460)
REALIZED GAIN

146. IN EXCESS       -             -           -           (.030)      -
OF NET REALIZED
GAIN

147. TOTAL           (.644)        (.633)      (.642)      (.913)      (1.174)
DISTRIBUTIONS

148.NET ASSET       $ 12.940      $ 12.290    $ 12.540    $ 11.370    $ 13.050
VALUE, END OF
PERIOD

149.TOTAL            10.82%        3.22%       16.29%      (5.78)%     12.70%
RETURN A

150.RATIOS AND
SUPPLEMENTAL
DATA

151.NET ASSETS,     $ 1,133,668   $ 401,071   $ 433,678   $ 394,234   $ 491,421
END OF PERIOD
(000 OMITTED)

152.RATIO OF         .55% D        .59%        .59%        .58%        .58%
EXPENSES TO
AVERAGE
NET ASSETS

153.RATIO OF         .55%          .59%        .58% C      .58%        .58%
EXPENSES TO
AVERAGE NET
ASSETS AFTER
EXPENSE
REDUCTIONS

154.RATIO OF NET     4.97%         5.15%       5.26%       5.77%       5.45%
INTEREST INCOME
TO AVERAGE NET
ASSETS

155.PORTFOLIO        43% E         44%         83%         34%         70%
TURNOVER RATE

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
E THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN THE MERGER (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
F EFFECTIVE FEBRUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and the effect of the fund's $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1998         PAST 1   PAST 5   LIFE OF
                                       YEAR     YEARS    FUND

SPARTAN NY MUNI MONEY MARKET           3.26%    15.18%   29.97%

NY TAX-FREE                            3.05%    14.16%   26.87%
 MONEY MARKET FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance over a set period
- in this case, one year, five years or since the fund started on February 3, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the New York tax-free money market funds average, which reflects the performance of mutual funds with similar objectives tracked by IBC Financial Data, Inc. The past one year average represents a peer group of 37 mutual funds. (The periods covered by the IBC Financial Data, Inc. numbers are the closest available match to those covered by the fund.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1998         PAST 1   PAST 5   LIFE OF
                                       YEAR     YEARS    FUND

SPARTAN NY MUNI MONEY MARKET           3.26%    2.87%    3.33%

NY TAX-FREE                            3.05%    2.68%    3.05%
 MONEY MARKET FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS
                            2/2/98   11/3/97   7/28/97   4/28/97   2/3/97

SPARTAN NEW YORK            3.12%    3.24%     3.22%     3.69%     3.08%
 MUNICIPAL MONEY MARKET



NEW YORK TAX-FREE MONEY     2.92%    3.04%     3.01%     3.46%     2.86%
 MARKET FUNDS AVERAGE



SPARTAN NEW YORK            5.49%    5.71%     5.67%     6.50%     5.42%
 MUNICIPAL MONEY MARKET -
 TAX-EQUIVALENT


Row: 1, Col: 1, Value: 3.12
Row: 1, Col: 2, Value: 2.92
Row: 2, Col: 1, Value: 3.24
Row: 2, Col: 2, Value: 3.04
Row: 3, Col: 1, Value: 3.22
Row: 3, Col: 2, Value: 3.01
Row: 4, Col: 1, Value: 3.69
Row: 4, Col: 2, Value: 3.46
Row: 5, Col: 1, Value: 3.08
Row: 5, Col: 2, Value: 2.86
4% -
3% -
2% -
1% -
0%
Spartan New York
Municipal Money
Market
New York Tax-Free
Money Market
Funds Average
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the New York tax-free money market funds average as tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1997 federal, state and New York City income tax rate of 43.21%. A portion of the fund's income may be subject to the Federal alternative minimum tax.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.
COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields on
taxable investments. However, a
straight comparison between the
two may be misleading because
it ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the tax-free
yield - makes the comparison
more meaningful. Keep in mind
that the U.S. government neither
insures nor guarantees a money
market fund. In fact, there is
no assurance that a money
market fund will maintain a
$1 share price.
(checkmark)
SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Diane McLaughlin, Portfolio Manager of Spartan New York Municipal Money Market Fund
Q. WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE PAST 12 MONTHS?
A. Real gross domestic product - GDP adjusted for inflation - averaged 3.8% in 1997, signaling strong economic growth throughout the year. In addition, unemployment averaged 4.9% in 1997 - a rate that historically would have meant higher inflation due to wage pressures. However, 1997 was different. The 1997 producer price index (PPI) - a measure of wholesale prices - dropped 1.2%, representing the biggest one-year drop since 1986. Similarly, the consumer price index (CPI) finished the year up 1.7%, the slowest gain in that same 11-year time period. Several reasons are cited for this lack of inflation. Most notably, productivity improvements over the past few years have reduced the risk of inflationary pressures that had previously accompanied similar periods of low unemployment. Nevertheless, the Federal Reserve Board did raise the rate banks charge each other for overnight loans - known as the fed funds target rate - from 5.25% to 5.50% in March. This move was seen as a preemptive strike against future inflation that was expected to emerge along with robust economic growth. Although economic strength persisted and the market expected another rate hike, no signs of inflation arose - causing the Fed to hold off on raising rates further.
Q. WHAT HAPPENED AT THE END OF THE PERIOD?
A. In October, the financial crisis in Southeast Asia took center stage. This unusual turn of events shifted focus from growth in the domestic economy to the possible impact the Asian crisis would have on the economy in the U.S. and other parts of the world. The dollar appreciated markedly against many Asian currencies, making Asian imports to the U.S. less expensive and, consequently, suppressing inflation. Many market observers became concerned that the U.S. economy would slow significantly if exports to Asian countries began to decline. At the end of the period, the Fed shifted to a more neutral stance, giving itself flexibility to raise interest rates if inflation started to surface or to lower rates if the spillover from the crisis in Asia significantly hurt the U.S. economy.
Q. WHAT WAS YOUR STRATEGY AS THIS UNFOLDED?
A. The fund's average maturity at the beginning of the period was 45 days. During the first half of the period, my investment focus was on the short end of the money market yield curve, as increased supply of these shorter-term securities made that part of the market attractive. The fund did participate, however, in the one-year market during the summer when supply became more plentiful and when yields factored in potential future interest-rate increases. Despite purchases of these securities, though, the fund's average maturity shortened to 42 days at the end of the period.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on January 31, 1998, was 3.10%, compared to 3.05% 12 months ago. The latest yield was the equivalent of a 5.46% taxable yield for New York investors in the 43.21% combined federal, state and New York City tax bracket. Through January 31, 1998, the fund's 12-month total return was 3.26%, compared to 3.05% for the New York tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. Domestic growth might continue at the pace set in 1997, leading to an even tighter labor market. In this case, I think eventual wage increases would be passed on to the consumer - meaning inflation. The spillover from the Asian turmoil may, however, significantly dampen growth in the U.S. and suppress inflation. I believe the Fed is waiting for more evidence to evaluate the extent of the Asian situation, so I expect steady policy in the near term. The market, however, has priced in an easing - or lowering of rates. I expect to keep the fund's average maturity shorter than that of its peers, giving me the flexibility to extend the fund's maturity if this easing outlook shifts and rates get more attractive.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

NORM LIND ON HIS OUTLOOK FOR
NEW YORK'S FISCAL AND
ECONOMIC HEALTH:
"In November, 1997, Standard &
Poor's - one of the major
municipal bond credit rating
agencies - upgraded the credit
rating of certain New York state
agencies in recognition of the
strength of the state's economy
and more sound fiscal situation.
The impressive stock market rally
of 1996 and 1997 - which
translated into improving profits
at Wall Street firms and rising
income for those who work at them
- had a lot to do with the state's
rising economic and fiscal
fortunes. In my view, the windfall
that came from Wall Street over
the past several years may not be
sustainable in the next several
years. The question then becomes:
Will the state and New York City
plan for a day when the good times
stop? The answer to that will be a
primary factor in determining the
state's and New York City's fiscal
well-being in the years to come."
FUND FACTS
GOAL: high current income free
from federal, state and New
York City income taxes by
investing primarily in longer-
term, investment-grade New
York municipal securities
FUND NUMBER:  071
TRADING SYMBOL: FTFMX
START DATE:  July 10, 1984
SIZE: as of January 31, 1998,
more than $1.1 billion
MANAGER: Norm Lind, since
1993; manager, various Fidelity
and Spartan municipal income
funds; joined Fidelity in 1986
(checkmark)
SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES


MATURITY DIVERSIFICATION
DAYS        % OF FUND ASSETS   % OF FUND ASSETS   % OF FUND ASSETS
            1/31/98            7/31/97            1/31/97

  0 - 30    65                 74                 74

 31 - 90    21                 13                 7

 91 - 180   9                  6                  12

181 - 397   5                  7                  7

WEIGHTED AVERAGE MATURITY
                              1/31/98   7/31/97   1/31/97

SPARTAN NEW YORK
MUNICIPAL MONEY MARKET        42 DAYS   39 DAYS   45 DAYS

NEW YORK TAX-FREE
MONEY MARKET FUNDS AVERAGE*   44 DAYS   49 DAYS   51 DAYS

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JANUARY 31, 1998 AS OF JULY 31, 1997
ROW: 1, COL: 1, VALUE: 59.0
ROW: 1, COL: 2, VALUE: 21.0
ROW: 1, COL: 3, VALUE: 2.0
ROW: 1, COL: 4, VALUE: 16.5
ROW: 1, COL: 5, VALUE: 1.5
ROW: 1, COL: 6, VALUE: 25.8
ROW: 1, COL: 1, VALUE: 68.0
ROW: 1, COL: 2, VALUE: 14.0
ROW: 1, COL: 3, VALUE: 3.0
ROW: 1, COL: 4, VALUE: 13.5
ROW: 1, COL: 5, VALUE: 1.5
VARIABLE RATE DEMAND
NOTES (VRDNS) 59%
COMMERCIAL PAPER
(INCLUDING CP MODE) 21%
TENDER BONDS 2%
MUNICIPAL NOTES 17%
OTHER 1%

VARIABLE RATE DEMAND
NOTES (VRDNS) 68%
COMMERCIAL PAPER
(INCLUDING CP MODE) 14%
TENDER BONDS 3%
MUNICIPAL NOTES 14%
OTHER 1%

*SOURCE: IBC'S MONEY FUND REPORT(registered trademark)
SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND

INVESTMENTS JANUARY 31, 1998
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - 92.7%
Albany County Arpt. Auth. Participating
 VRDN, Trust Receipts 1997, 3.70%
 (Liquidity Facility Bank of New York) (b)(c) $ 2,500,000 $ 2,500,000 Amherst Ind. Dev. Auth. Rev. (Maple Dev. Proj.) Series 1986, 3.60%, LOC Marine Midland Bank, NA,VRDN (b) 5,095,000 5,095,000
Babylon Ind. Dev. Rev. (Southern Container Corp.) 3.65%, LOC Fleet Bank, NA, VRDN (b) 3,000,000 3,000,000
Buffalo Gen. Oblig. RAN 4.40% 8/5/98, LOC Landesbank Hessen-Thuringen 8,000,000 8,022,698
Byram Hills City School Dist. BAN 4.25% 7/3/98  1,400,000  1,402,491
Chemung County Ind. Dev. Agcy. Ind. Dev. Rev. (MMARS Second Prog.) (Trayer Products Inc.) Series A, 3.60%, LOC Marine Midland Bank, NA, VRDN 2,400,000 2,400,000
Dutchess County Ind. Dev. Auth. Ind. Dev. Rev. (Toys "R" Us/Nynex Inc. Proj.) 3.47%, LOC Bankers Trust Co., VRDN 500,000 500,000
Erie County Gen. Oblig. RAN:
 Series A, 4.50% 6/25/98, LOC Union Bank of Switzerland  5,500,000
5,514,418
 Series B, 4.50% 10/29/98, LOC Union Bank of Switzerland  4,100,000
4,119,712
Erie County Ind. Dev. Auth., VRDN:
 (Canfibre of Lackawanna) Series 1997, 3.55%
  (Bayerische Landesbank Girozentrale Guaranteed) (b)  4,300,000
4,300,000
 (Niagara Envelope Co. Proj.) 3.60%,  LOC Bankers Trust Co. (b)
1,700,000  1,700,000
 (Uniland Dev./Buffalo Campus) Series 1986 D, 3.60%, LOC Marine Midland Bank, NA (b) 1,230,000 1,230,000
Herkimer County Ind. Dev. Agcy.
 (H.M. Quackenbush, Inc.) Series 1988 A,
 3.60%, LOC Marine Midland Bank, NA, VRDN (b) 890,000 890,000 Huntington Unified School Dist. TAN 4.25% 6/29/98 3,200,000
3,204,933
Hyde Park Central School Dist. BAN 3.95% 2/27/98  1,090,100  1,090,100
Islip Gen. Oblig. BAN 4.10% 7/24/98  2,300,000  2,302,064
Islip Ind. Dev. Agcy. Rev. (Interstate Litho Corp.) Series 1996 A, 3.60%, LOC Marine Midland Bank, NA, VRDN (b) 1,200,000 1,200,000
Lewis County Ind. Dev. Agcy. Ind. Dev. Rev. Rfdg.(Philip Morris Proj.) 3.65%, VRDN 1,300,000 1,300,000
Monroe County Arpt. Auth. Participating VRDN,
 Series PT-98, 3.65%, LOC Bayerische Hypotheken-und
Wechsel Bank (b)(c)  1,500,000  1,500,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Monroe County Ind. Dev. Agcy. Rev., VRDN:
 (Advent Tool & Mold) Series 1990 D,
  3.60%, LOC Marine Midland Bank, NA (b) $ 950,000 $ 950,000
 (AJL Manufacturing) Series 1996 A,
  3.60%, LOC Marine Midland Bank, NA (b)  1,900,000  1,900,000
 (Illbruck Office Prod. Inc.) Series 1997,
  3.55%, LOC Key Bank, NA (b)  1,200,000  1,200,000
 (JMT Prop. Proj.) Series 1988 B,
  3.60%, LOC Marine Midland Bank, NA (b)  1,440,000  1,440,000
Nassau County Gen. Oblig.:
 BAN:
  Series C, 4.25% 3/17/98  6,600,000  6,603,945
  Series 1998 A, 4.25% 8/17/98  4,240,000  4,255,933
 TAN Series A, 4.25% 3/31/98  10,035,000  10,043,787
New Rochelle County School Dist. TAN 4.25% 6/30/98  3,600,000
3,606,314
New York City Gen. Oblig.:
 Bonds, CP mode:
  Series H-3, 3.80%  3/25/98 (FSA Insured)
   (BPA State Street Bank & Trust Co.)   1,600,000  1,600,000
  Series H-3, 3.55% 4/9/98 (FSA Insured)
   (BPA State Street Bank & Trust Co.)  1,500,000  1,500,000
  Series 1994 H-2, 3.55% 4/9/98 (MBIA Insured)
   (BPA Banco de Santander, SA)   3,000,000  3,000,000
  Series 1994 H-5, 3.70% 3/31/98 (MBIA Insured)
   (BPA Landesbank Hessen-Thuringen)   4,300,000  4,300,000
  Series 1994 H-6, 3.55% 4/9/98 (MBIA Insured)
    (BPA RaboBank)   1,400,000  1,400,000
 Participating VRDN (c):
  Series I BTP-234, 3.55%
   (Liquidity Facility Bankers Trust Co.)   6,200,000  6,200,000
  Series 1994 C-3, 3.68% (Liquidity Facility Citibank)  10,100,000
10,100,000
 RAN Series 1998 A, 4.50% 6/30/98,
 LOC Westdeutsche Landesbank Girozentrale,
  LOC Morgan Guaranty Trust Co., NY  27,000,000  27,069,895
 Series 1992 D, 3.50%  (FGIC Insured) (BPA FGIC-SPI) VRDN  3,100,000
3,100,000
New York City Health & Hosp. Corp. (Health Sys.) Series 1997 A,
3.30%, LOC Morgan Guaranty Trust Co., NY, VRDN 10,200,000 10,200,000 New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev., VRDN:
 (Gerard Court Proj.) Series 1997A, 3.65%, LOC Bayerische Hypotheken-und Wechsel Bank (b) 3,500,000 3,500,000
 (Related-Carnegie Park) Series 1997 A, 3.35% (Fannie Mae Guaranteed) 8,600,000 8,600,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Hsg. Dev. Corp. Multi-Family
Hsg. Rev., VRDN: - continued
 (Related-Monterey) Series 1997 A, 3.35% (Fannie Mae Guaranteed) $ 4,400,000 $ 4,400,000
 (Related-Tribeca Tower) Series 1997 A, 3.45%  (Fannie Mae Guaranteed)
(b)  4,700,000  4,700,000
New York City Hsg. Dev. Corp. Multi-Family Mtg. Rev., VRDN:
 (400 West 59th Str. Proj.):
  3.40%, LOC Bayerische
   Hypotheken-und Wechsel Bank (b)  9,400,000  9,400,000
  3.50%, LOC Bayerische   Hypotheken-und Wechsel Bank (b)  2,200,000
2,200,000
  3.50%, LOC Bayerische
   Hypotheken-und Wechsel Bank (b)  6,100,000  6,100,000
 (West 43rd Str. Dev.) Series 1996 B, 3.50%,
 LOC Fleet Bank, NA, VRDN (b)  19,000,000  19,000,000
New York City Hsg. Fin. Agcy. Rev. (240 East 39th Str.) Series 1997-A, 3.55%, LOC Chase Manhattan Bank, VRDN (b) 12,400,000 12,400,000
New York City Ind. Dev. Agcy.:
 Participating VRDN (c):
  Series 1996-H, 3.65% (Liquidity
   Facility Caisse des Depots et Consignations) (b)  1,695,000
1,695,000
  Series 1997-E, 3.65% (Liquidity   Facility Caisse des Depots et
Consignations) (b)  4,460,000  4,460,000
  Series 1997-H, 3.65% (Liquidity
   Facility Caisse des Depots et Consignations) (b)  3,260,000
3,260,000
 Rev. (Korean Airlines Proj.) VRDN:
  Series 1997-B, 3.50%, LOC Bankers Trust Co. (b)  4,100,000
4,100,000
  Series 1997-C, 3.40%, LOC Bankers Trust Co. (b)  1,900,000
1,900,000
New York City Ind. Dev. Agcy. Ind. Dev. Rev.:
 (Andin Int'l.) 3.35%, LOC ABN-Amro Bank, NV, VRDN (b)  2,050,000
2,050,000
 (Apache II Realty) 3.35%, LOC ABN-Amro Bank,
NV, VRDN (b)  1,050,000  1,050,000
 (Raisin Realty Inc.\Bowe Industries, Inc.) Series K, 3.35%,
  LOC ABN-Amro Bank, NV, VRDN (b)  1,650,000  1,650,000
New York City Metropolitan Trans. Auth. Participating VRDN (c):
 Series 1997 D, 3.65% (Liquidity Facility Merrill Lynch & Co.)
6,770,000  6,770,000
 Series 1997 P, 3.65% (Liquidity Facility CoreStates Bank)
10,000,000  10,000,000
 3.63% (Liquidity Facility Citibank)   15,800,000  15,800,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Muni. Assistance Corp.:
 Bonds Series L, 4.50% 7/1/98 $ 4,000,000 $ 4,011,010
 Participating VRDN, Series G, 3.55%
  (Liquidity Facility Bankers Trust Co.) (c) 9,300,000 9,300,000 Series K-3, 3.45% 4/8/98,
  LOC Landesbank Hessen-Thuringen, CP  5,300,000  5,300,000
New York City Muni. Wtr. Fin. Auth.:
 CP:
  Series 1:
   3.45% 3/11/98, LOC Canadian
    Imperial Bank of Commerce  2,500,000  2,500,000
   3.80% 3/19/98, LOC Canadian
    Imperial Bank of Commerce  4,300,000  4,300,000
   3.80% 3/20/98, LOC Canadian
     Imperial Bank of Commerce  28,900,000  28,900,000
  Series 3:
  3.55% 2/27/98, LOC Bank of Nova Scotia,
   LOC Toronto-Dominion Bank  3,300,000  3,300,000
   3.75% 4/7/98, LOC Bank of Nova Scotia,
   LOC Toronto-Dominion Bank  9,400,000  9,400,000
  Series 4, 3.80% 3/31/98, LOC Credit Suisse First Boston  2,700,000
2,700,000
  Series 5 B, 3.80% 3/26/98   5,700,000  5,700,000
 Participating VRDN,  Series 1997 B, 3.65% (Liquidity Facility
 Societe Generale) (c)  2,200,000  2,200,000
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Rev. Series 1994 C, 3.65% (FGIC Insured) VRDN 3,400,000 3,400,000
New York City Trust for Cultural Resources (The Jewish Museum) 4% (BPA Sumitomo Bank, Ltd.) VRDN 2,925,000 2,925,000
New York State Dorm. Auth.:
 Participating VRDN (c):
  Series PA-60, 3.60%
   (Liquidity Facility Merrill Lynch & Co.)   2,500,000  2,500,000
  Series 97C3202, 3.63% (Liquidity Facility Citibank)   2,700,000
2,700,000
 Rev. Bonds (Memorial Sloan-Kettering Cancer Ctr.) CP mode:
  Series 1989-A:
  3.50% 3/30/98, LOC Chase Manhattan Bank  3,000,000  3,000,000
    3.45% 4/6/98, LOC Chase Manhattan Bank  3,500,000  3,500,000
  Series 1989-B, 3.45% 4/6/98,   LOC Chase Manhattan Bank  2,500,000
2,500,000
  Series 1989-C:
  3.45% 4/6/98, LOC Chase Manhattan Bank  2,000,000  2,000,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Dorm. Auth.: - continued
 Rev. Bonds (Memorial Sloan-Kettering Cancer Ctr.) CP mode:
  Series 1989-C:
   3.45% 4/6/98, LOC Chase Manhattan Bank $ 3,035,000 $ 3,035,000
   3.45% 4/6/98, LOC Chase Manhattan Bank  1,740,000  1,740,000
   3.55% 4/7/98, LOC Chase Manhattan Bank  1,400,000  1,400,000
  Series 1989-D, 3.65% 3/9/98,
   LOC Chase Manhattan Bank  4,835,000  4,835,000
New York State Energy Research & Dev. Auth.:
 Participating VRDN (c):
  Series 943202, 3.68% (Liquidity Facility Citibank)   11,600,000
11,600,000
  3.63% (Liquidity Facility Citibank)   5,700,000  5,700,000
 Rev. (Long Island Lighting Co.) VRDN:
  Series 1993 A, 3.55%, LOC Toronto-Dominion Bank (b)  23,800,000
23,800,000
  Series 1994 A, 3.50%,
   LOC Union Bank of Switzerland (b)  12,200,000  12,200,000
  Series 1995 A, 3.50%,
   LOC Union Bank of Switzerland (b)  16,200,000  16,200,000
New York State Energy Research & Dev. Auth. Poll. Cont. Rev. (Niagara Mohawk Pwr. Proj.):
  Series 1987 B, 3.95%,
   LOC Morgan Guaranty Trust Co., NY, VRDN (b)  500,000  500,000
  Series 1988 A, 3.95%,   LOC Morgan Guaranty Trust Co., NY, VRDN (b)
4,800,000  4,800,000
New York State Gen. Oblig.:
 Bonds, CP mode:
  Series 1997 A:
   3.65% 2/27/98,
   LOC Bayerische Landesbank Girozentrale  5,200,000  5,200,000
   3.50% 4/9/98,
   LOC Bayerische Landesbank Girozentrale  8,200,000  8,200,000
 CP:
  Series S:
   3.55% 2/23/98 (Liquidity Facility
    Westdeutsche Landesbank Girozentrale)   13,250,000  13,250,000
   3.60% 3/2/98 (Liquidity Facility
    Westdeutsche Landesbank Girozentrale)   3,500,000  3,500,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Gen. Oblig.: - continued
 CP:
  Series T:
   3.45% 4/1/98 (Liquidity Facility
    Westdeutsche Landesbank Girozentrale) $ 5,200,000 $ 5,200,000 3.45% 4/8/98 (Liquidity Facility
    Westdeutsche Landesbank Girozentrale)   3,900,000  3,900,000
  Series U:
   3.45% 4/1/98 (Liquidity Facility
    Westdeutsche Landesbank Girozentrale)   4,000,000  4,000,000
   3.45% 4/8/98 (Liquidity Facility
    Westdeutsche Landesbank Girozentrale)   1,000,000  1,000,000
New York State Hsg. Dev. Corp. Mtg. Rev.
 (York Ave. Proj.) Series 1994 A, 3.50% (92nd Realty Co.)
 LOC Midland Bank, PLC, VRDN (b)  10,650,000  10,650,000
New York State Hsg. Fin. Agcy. Rev.:
(East 48th St. Proj.) Series 1995 A,
 3.50%, LOC Fleet Bank, NA, VRDN (b)  1,500,000  1,500,000
 Series 1997 A, 3.50%, LOC Fleet Bank, NA, VRDN (b)  10,000,000
10,000,000
 (Tribeca Park) Series 1997 A, 3.50%,
 LOC Bayerische Hypotheken-und Wechsel Bank, VRDN  6,000,000
6,000,000
New York State Local Gov't. Assistance Corp.:
 Participating VRDN, Series 1997 SG-99, 3.65%
  (Liquidity Facility Societe Generale) (c) 3,050,000 3,050,000 Rfdg. Bonds Series 1997 B, 4.50% 4/1/98 3,845,000 3,849,540
New York State Med. Care Facs. Fin. Agcy.
Participating VRDN (c): Series PA-89, 3.65% (Liquidity Facility
Merrill Lynch & Co.)   3,960,000  3,960,000
 Series PT-145A, 3.65% (Liquidity Facility Bayerische  Hypotheken-und
Wechsel Bank)   3,700,000  3,700,000
New York State Mtg. Agcy. Homeowner Mtg. Rev:
 Participating VRDN (c):
  Series 1997, 3.75%
   (Liquidity Facility Bank of New York) (b) 3,000,000 3,000,000 Series 1997 G, 3.65% (Liquidity Facility Caisse
   des Depots et Consignations) (b)  6,840,000  6,840,000
  Series 1997 J, 3.70%
   (Liquidity Facility CoreStates Bank) (b)  4,600,000  4,600,000
  Series PA-29, 3.65%, (Liquidity Facility   Merrill Lynch & Co.)
6,000,000  6,000,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Mtg. Agcy. Homeowner Mtg. Rev: - continued
 Participating VRDN (c):
  Series PA-87, 3.65% (Liquidity Facility
   Merrill Lynch & Co.) (b) $ 2,860,000 $ 2,860,000
  Series PA-153, 3.65% (Liquidity Facility
   Merrill Lynch & Co.) (b)  2,890,000  2,890,000
  Series PT-11, 3.65% (Liquidity Facility
   Commerzbank, AG) (b)   1,660,000  1,660,000
  Series PT-15 A, 3.65% (Liquidity Facility
   Commerzbank, AG) (b)  4,500,000  4,500,000
  Series PT-15 B, 3.65% (Liquidity Facility
   Commerzbank, AG) (b)  2,840,000  2,840,000
  Series PT-26, 3.65%, (Liquidity Facility
   Merrill Lynch & Co.) (b)  2,170,000  2,170,000
  Series PT-108, 3.65% (Liquidity Facility
   Banco de Santander, SA) (b)  2,845,000  2,845,000
New York State Pwr. Auth.:
 CP:
  3.80% 2/12/98 (Liquidity Facility   Bank of America Nat'l. Trust &
Savings)   2,200,000  2,200,000
  3.80% 2/12/98 (Liquidity Facility
   Bank of America Nat'l. Trust & Savings)   4,600,000  4,600,000
  3.85% 3/9/98 (Liquidity Facility   Bank of America Nat'l. Trust &
Savings)   1,000,000  1,000,000
  3.85% 3/18/98 (Liquidity Facility   Bank of America Nat'l. Trust &
Savings)   7,100,000  7,100,000
  3.45% 4/6/98 (Liquidity Facility
   Bank of America Nat'l. Trust & Savings)   1,500,000  1,500,000
  Series 2, 3.45% 3/10/98   (Liquidity Facility Bank of Nova Scotia)
5,000,000  5,000,000
 Rev. Bonds 3.75%, tender 3/1/98  18,000,000  18,000,000
Northport-East Northport Unified School Dist. TAN 4.25% 6/30/98 8,175,000 8,187,368
Oneida County Ind. Dev. Agcy. Ind. Dev. Rev. (Utica Corp.) Series 1996, 3.60%, LOC Fleet Bank, NA, VRDN (b) 2,500,000 2,500,000
Oswego County Ind. Dev. Agcy. Ind. Dev. Rev.(Engraph Inc. Proj.) Series 1989, 3.60%, LOC SunTrust Bank, Atlanta, VRDN (b) 5,620,000 5,620,000
Oswego County Ind. Dev. Agcy. Poll. Cont. Rev. Rfdg.(Philip Morris Co. Proj.) 3.55%, VRDN 5,200,000 5,200,000
Oyster Bay Gen. Oblig. BAN 4% 2/27/98  4,300,000  4,300,642
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Plainview-Old Bethpage County School Dist. TAN 4.25% 6/30/98 $ 4,600,000 $ 4,606,423
Riverhead Central School Dist. BAN Series 1997, 4.25% 12/4/98
3,455,000  3,465,244
Rochester Gen. Oblig. Bonds 4% 10/1/98  2,490,000  2,492,010
Rockland Gen. Oblig. BAN 4% 3/6/98  6,800,000  6,801,736
Rockland County Ind. Dev. Agcy. Rev. (INSL-X Prod. Corp. Proj.) Series 1990, 3.55%, LOC Bank of New York, VRDN (b) 2,675,000 2,675,000
Roslyn Unified School Dist. TAN 4.25% 6/29/98  2,950,000  2,954,548
St. Lawrence County Ind. Dev. Agcy. Envir. Impt. Rev. (Reynolds Metals Proj.) 3.55%, LOC Royal Bank of Canada, VRDN 5,300,000 5,300,000 Saratoga County Ind. Dev. Agcy. (Spurlock Adhesives Inc.) Series 1997 A, 3.75%, LOC KeyBank, NA, VRDN 2,700,000 2,700,000
Schenectady Ind. Dev. Agcy. Rev.
(Super Steel Schenectady Proj.) Series 1996 A, 3.60%,
LOC Key Bank of New York, VRDN  2,100,000  2,100,000
Seneca County Ind. Dev. Agcy. Rev. (New York Chiropractic College) Series 1997, 3.50%, LOC Fleet Bank, NA, VRDN 3,100,000 3,100,000
Southampton Unified School Dist. TAN 4.25% 6/25/98  4,450,000
4,456,841
Suffolk County Gen. Oblig. TAN
Series II, 4.50% 9/10/98, LOC National Westminster Bank,
LOC Canadian Imperial Bank of Commerce   15,700,000  15,761,327
Suffolk County Ind. Dev. Agcy. Rev.
 (Maryhaven Center of Hope Inc.) Series 1997 A, 3.60%, LOC Key Bank, NA, VRDN 2,625,000 2,625,000
Suffolk County Ind. Dev. Agcy. Rev. (Nissequogue Cogeneration Partner Fac.) 3.55%, LOC Toronto-Dominion Bank, VRDN (b) 7,800,000 7,800,000 Tompkins Gen. Oblig. County BAN 4.25% 4/10/98 3,600,000 3,601,591
Triborough Bridge & Tunnel Auth. Participating VRDN (c): Series
BT-162, 3.55% (Liquidity Facility Bankers Trust Co.)   2,346,000
2,346,000
 Series BT-184, 3.55% (Liquidity Facility Bankers Trust Co.)
4,420,000  4,420,000
Westchester County Board of Coop. Edl. Svc. RAN Series 1997, 4.25% 7/10/98 2,250,000 2,253,574
  730,554,144
NEW YORK & NEW JERSEY - 7.3%
New York & New Jersey Port. Auth.:
 (New Jersey Equip. Notes) VRDN:
  Series 1997-1D, 3.55%   4,500,000  4,500,000
  Series 1997-3B, 3.55%   8,300,000  8,300,000
  Series 1997-4B, 3.65% (b)  2,000,000  2,000,000
 Participating VRDN (c): Series 6, 3.65% (Liquidity Facility Societe Generale) (b) 5,300,000 5,300,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK & NEW JERSEY - CONTINUED
New York & New Jersey Port. Auth.: - continued
 Participating VRDN (c):
  Series 6, 3.65% (Liquidity Facility Societe Generale) (b) $ 7,500,000 $ 7,500,000
  Series 6, 3.65% (Liquidity Facility Societe Generale) (b)  5,800,000
5,800,000
  Series 1991, 3.85%, VRDN (b)(d)   9,800,000  9,800,000
  Series 1997, 3.70% (Liquidity Facility Bank of
  New York) (b)  8,400,000  8,400,000
  Series 1997, 3.70% (Liquidity Facility Bank of New York)   3,000,000
3,000,000
 Series A, 3.80% 2/18/98  (Liquidity Facility Bank of Nova Scotia) CP
(b)  2,130,000  2,130,000
New York & New Jersey Versatile Structure.
 3.55% (BPA Morgan Guaranty Trust Co., NY) VRDN  500,000  500,000
  57,230,000
TOTAL INVESTMENTS - 100%  $ 787,784,144
Total Cost for Income Tax Purposes  $ 787,784,144
SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
CP - Commercial Paper
RAN - Revenue Anticipation Notes
TAN - Tax Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
1.The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
2.Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3.Provides evidence of ownership in one or more underlying municipal bonds.
4.Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST
New York & New Jersey
Port. Auth. Series 1991,
3.85%, VRDN 6/18/91 $ 9,800
OTHER INFORMATION
At the end of the period, restricted securities (excluding 144A issues) amounted to $9,800,000 or 1.2% of net assets.
INCOME TAX INFORMATION
At January 31, 1998, the fund had a capital loss carryforward of approximately $141,000 of which $20, $20,930, $50,780, $28,210 and
$41,060 will expire on January 31, 2000, 2001, 2002, 2005 and 2006, respectively.
During fiscal year ended 1998, 100% of the fund's income dividends was free from federal income tax, and 39.74% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited).
SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 JANUARY 31, 1998

5.ASSETS                          6.            7.

8.INVESTMENT IN SECURITIES, AT    9.            $ 787,784,144
VALUE - SEE
ACCOMPANYING SCHEDULE

10.CASH                           11.            2,338,174


12.INTEREST RECEIVABLE            13.            5,951,575

14. 15.TOTAL ASSETS               16.            796,073,893

17.LIABILITIES                    18.           19.

20.PAYABLE FOR INVESTMENTS        $ 9,015,177   21.
PURCHASED

22.DISTRIBUTIONS PAYABLE           49,077       23.

24.ACCRUED MANAGEMENT FEE          324,733      25.

26.OTHER PAYABLES AND              6,095        27.
ACCRUED EXPENSES

28. 29.TOTAL LIABILITIES          30.            9,395,082

31.32.NET ASSETS                  33.           $ 786,678,811

34.NET ASSETS CONSIST OF:         35.           36.

37.PAID IN CAPITAL                38.           $ 786,819,799

39.ACCUMULATED NET REALIZED       40.            (140,988)
GAIN (LOSS) ON INVESTMENTS

41.42.NET ASSETS, FOR             43.           $ 786,678,811
786,802,808 SHARES
OUTSTANDING

44.45.NET ASSET VALUE,            46.            $1.00
OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($786,678,811 (DIVIDED BY)
786,802,808 SHARES)

STATEMENT OF OPERATIONS
 YEAR ENDED JANUARY 31, 1998

47.48.INTEREST INCOME             49.           $ 28,226,172


50.EXPENSES                       51.           52.

53.MANAGEMENT FEE                 $ 3,798,941   54.

55.NON-INTERESTED TRUSTEES'        3,126        56.
COMPENSATION

57. TOTAL EXPENSES BEFORE          3,802,067    58.
REDUCTIONS

59. EXPENSE REDUCTIONS             (17,057)      3,785,010

60.61.NET INTEREST INCOME         62.            24,441,162

63.REALIZED AND UNREALIZED        65.            (41,045)
GAIN (LOSS)
64.NET REALIZED GAIN (LOSS) ON
INVESTMENT SECURITIES

66.INCREASE (DECREASE) IN NET     67.            (2,163)
UNREALIZED GAIN FROM
ACCRETION
OF DISCOUNT

68.69.NET GAIN (LOSS)             70.            (43,208)

71.72.NET INCREASE IN NET         73.           $ 24,397,954
ASSETS RESULTING FROM
OPERATIONS

74.OTHER INFORMATION
75.EXPENSE REDUCTIONS

76. CUSTODIAN CREDITS                           $ 13,008

77. TRANSFER AGENT CREDITS                       4,049

78.                                             $ 17,057

STATEMENT OF CHANGES IN NET ASSETS
                                   YEAR ENDED       YEAR ENDED
                                   JANUARY 31,      JANUARY 31,
                                   1998             1997

79.INCREASE (DECREASE) IN NET
ASSETS

80.OPERATIONS                      $ 24,441,162     $ 21,292,941
NET INTEREST INCOME

81. NET REALIZED GAIN (LOSS)        (41,045)         (28,170)

82. INCREASE (DECREASE) IN NET      (2,163)          2,163
UNREALIZED GAIN FROM
ACCRETION OF DISCOUNT

83. 84.NET INCREASE                 24,397,954       21,266,934
(DECREASE) IN NET ASSETS
RESULTING
FROM OPERATIONS

85.DISTRIBUTIONS TO                 (24,441,162)     (21,292,941)
SHAREHOLDERS FROM NET INTEREST
INCOME

86.SHARE TRANSACTIONS AT NET        782,843,921      706,921,287
ASSET VALUE OF $1.00 PER
SHARE
PROCEEDS FROM SALES OF SHARES

87. REINVESTMENT OF                 24,030,268       20,914,495
DISTRIBUTIONS FROM NET INTEREST
INCOME

88. COST OF SHARES REDEEMED         (764,080,261)    (660,356,695)

89.90.                              42,793,928       67,479,087
NET INCREASE (DECREASE) IN
NET ASSETS AND SHARES
RESULTING FROM SHARE
TRANSACTIONS

91.  92.TOTAL INCREASE              42,750,720       67,453,080
(DECREASE) IN NET ASSETS

93.NET ASSETS                      94.              95.

96. BEGINNING OF PERIOD             743,928,091      676,475,011

97. END OF PERIOD                  $ 786,678,811    $ 743,928,091

FINANCIAL HIGHLIGHTS
98.   YEARS ENDED JANUARY 31,

99.   1998                      1997   1996   1995   1994

100.SELECTED
PER-SHARE
DATA

101.NET ASSET       $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
VALUE,
BEGINNING
OF PERIOD

102.INCOME           .032        .030        .034        .025        .020
FROM
INVESTMENT
OPERATIONS
NET INTEREST
INCOME

103.

104.LESS
DISTRIBUTIONS

105. FROM NET        (.032)      (.030)      (.034)      (.025)      (.020)
INTEREST INCOME

106.NET ASSET       $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
VALUE, END OF
PERIOD

107.TOTAL            3.26%       3.07%       3.46%       2.56%       1.99%
RETURN A, B

108.RATIOS AND
SUPPLEMENTAL
DATA

109.NET ASSETS,     $ 786,679   $ 743,928   $ 676,475   $ 570,708   $ 462,124
END OF PERIOD
(000 OMITTED)

110.RATIO OF         .50%        .50%        .50%        .50%        .50%
EXPENSES TO
AVERAGE
NET ASSETS

111.RATIO OF         .50%        .49% C      .50%        .50%        .50%
EXPENSES TO
AVERAGE NET
ASSETS AFTER
EXPENSE
REDUCTIONS

112.RATIO OF NET     3.21%       3.03%       3.41%       2.55%       1.97%
INTEREST INCOME
TO AVERAGE NET
ASSETS

A TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 years total returns would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1998                 PAST 1   PAST 5   PAST 10
                                               YEAR     YEARS    YEARS

FIDELITY NY MUNI MONEY MARKET                  3.13%    14.42%   40.88%

NY TAX-FREE MONEY MARKET FUNDS AVERAGE         3.05%    14.16%   40.38%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be
$1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the New York tax-free money market funds average, which reflects the performance of 37 New York tax-free money market funds with similar objectives tracked by IBC Financial Data,
Inc. over the past year.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1998                 PAST 1   PAST 5   PAST 10
                                               YEAR     YEARS    YEARS

FIDELITY NY MUNI MONEY MARKET                  3.13%    2.73%    3.49%

NY TAX-FREE MONEY MARKET FUNDS AVERAGE         3.05%    2.68%    3.45%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS
                               2/2/98   11/3/97   7/28/97   4/28/97   2/3/97



NEW YORK MUNICIPAL             2.99%    3.13%     3.12%     3.50%     2.88%
 MONEY MARKET



NEW YORK TAX-FREE MONEY        2.92%    3.04%     3.01%     3.46%     2.86%
 MARKET FUNDS AVERAGE



NEW YORK MUNICIPAL             5.27%    5.51%     5.49%     6.16%     5.07%
 MONEY MARKET TAX-EQUIVALENT


Row: 1, Col: 1, Value: 2.99
Row: 1, Col: 2, Value: 2.92
Row: 2, Col: 1, Value: 3.13
Row: 2, Col: 2, Value: 3.04
Row: 3, Col: 1, Value: 3.12
Row: 3, Col: 2, Value: 3.01
Row: 4, Col: 1, Value: 3.5
Row: 4, Col: 2, Value: 3.46
Row: 5, Col: 1, Value: 2.88
Row: 5, Col: 2, Value: 2.86
New York
Municipal
Money Market
New York Tax-Free
Money Market
Funds Average
4% -
3% -
2% -
1% -
0%
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the New York tax-free money market funds average as tracked by IBC Financial Data, Inc., or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1997 federal, state and New York City income tax rate of 43.21%, but does not reflect the payment of the alternative minimum tax.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields on
taxable investments. However, a
straight comparison between the
two may be misleading because
it ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the tax-free
yield - makes the comparison
more meaningful. Keep in mind
that the U.S. government
neither insures nor guarantees a
money market fund. And there
is no
assurance that a money fund
will maintain a $1 share price.
(checkmark)
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Diane McLaughlin, Portfolio Manager of Fidelity New York Municipal Money Market Fund
Q. WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE PAST 12 MONTHS?
A. Economic growth was strong throughout the year: Real gross domestic product - GDP adjusted for inflation - averaged 3.8% in 1997. In addition, unemployment averaged 4.9% in 1997 - a rate that historically would have meant higher inflation due to wage pressures. However, 1997 was different. The 1997 producer price index (PPI) - a measure of wholesale prices - dropped 1.2%, representing the biggest one-year drop since 1986. Similarly, the consumer price index (CPI) finished the year up 1.7%, the slowest gain in that same 11-year time period. Several reasons are cited for this lack of inflation. Most notably, productivity improvements over the past few years have reduced the risk of inflationary pressures that had previously accompanied similar periods of low unemployment. Nevertheless, the Federal Reserve Board did raise the rate banks charge each other for overnight loans - known as the fed funds target rate - from 5.25% to 5.50% in March. This move was seen as a preemptive strike against future inflation that was expected to emerge along with robust economic growth. Although economic strength persisted and the market expected another rate hike, no signs of inflation arose - causing the Fed to hold off on raising rates further.
Q. WHAT HAPPENED AT THE END OF THE PERIOD?
A. In October, the financial crisis in Southeast Asia took center stage. This unusual turn of events shifted focus from growth in the domestic economy to the possible impact the Asian crisis would have on the economy in the U.S. and other parts of the world. The dollar appreciated markedly against many Asian currencies, making Asian imports to the U.S. less expensive and, consequently, suppressing inflation. Many market observers became concerned that the U.S. economy would slow significantly if exports to Asian countries began to decline. At the end of the period, the Fed shifted to a more neutral stance, giving itself flexibility to raise interest rates if inflation started to surface or to lower rates if the spillover from the crisis in Asia significantly hurt the U.S. economy.
Q. WHAT WAS YOUR STRATEGY AS THIS UNFOLDED?
A. At the beginning of the period, the fund's average maturity was 45 days. For most of the year, my investment focus was on the short end of the money market yield curve, as increased supply of these shorter-term securities made that part of the market attractive. The fund did participate, however, in the one-year market during the summer when supply became more plentiful and when yields factored in potential future interest-rate increases. Despite purchases of these securities, though, the fund's average maturity shortened to 37 days at the end of the period.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on January 31, 1998, was 2.98%, compared to 2.86% 12 months ago. The latest yield was the equivalent of a 5.25% taxable yield for New York investors in the 43.21% combined federal, state and New York City tax bracket. Through January 31, 1998, the fund's 12-month total return was 3.13%, compared to 3.05% for the New York tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. I see two possible scenarios going forward. Domestic growth might continue at the pace set in 1997, leading to an even tighter labor market. In this case, I think eventual wage increases would be passed on to the consumer - meaning inflation. On the other hand, the spillover from the Asian turmoil may significantly dampen growth in the U.S. and suppress inflation. I believe the Fed is waiting for more evidence to evaluate the extent of the Asian situation, so I expect steady policy in the near term. The market, however, has priced in an easing - or lowering - of rates. I expect to keep the fund's average maturity shorter than that of its peers, giving me the flexibility to extend the fund's maturity if this easing outlook shifts and rates get more attractive.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

NORM LIND ON HIS OUTLOOK FOR
NEW YORK'S FISCAL AND
ECONOMIC HEALTH:
"In November, 1997, Standard &
Poor's - one of the major
municipal bond credit rating
agencies - upgraded the credit
rating of certain New York state
agencies in recognition of the
strength of the state's economy
and more sound fiscal situation.
The impressive stock market rally
of 1996 and 1997 - which
translated into improving profits
at Wall Street firms and rising
income for those who work at them
- had a lot to do with the state's
rising economic and fiscal
fortunes. In my view, the windfall
that came from Wall Street over
the past several years may not be
sustainable in the next several
years. The question then becomes:
Will the state and New York City
plan for a day when the good times
stop? The answer to that will be a
primary factor in determining the
state's and New York City's fiscal
well-being in the years to come."
FUND FACTS
GOAL: high current income free
from federal, state and New
York City income taxes by
investing primarily in longer-
term, investment-grade New
York municipal securities
FUND NUMBER:  071
TRADING SYMBOL: FTFMX
START DATE:  July 10, 1984
SIZE: as of January 31, 1998,
more than $1.1 billion
MANAGER: Norm Lind, since
1993; manager, various Fidelity
and Spartan municipal income
funds; joined Fidelity in 1986
(checkmark)
INVESTMENT CHANGES


MATURITY DIVERSIFICATION
DAYS        % OF FUND ASSETS   % OF FUND ASSETS   % OF FUND ASSETS
            1/31/98            7/31/97            1/31/97

  0 - 30    69                 74                 73

 31 - 90    19                 13                 8

 91 - 180   8                  6                  12

181 - 397   4                  7                  7

WEIGHTED AVERAGE MATURITY
                              1/31/98   7/31/97   1/31/97

FIDELITY NEW YORK MUNICIPAL
MONEY MARKET FUND             37 DAYS   39 DAYS   45 DAYS

NEW YORK TAX-FREE
MONEY MARKET FUNDS AVERAGE*   44 DAYS   49 DAYS   51 DAYS

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JANUARY 31, 1998 AS OF JULY 31, 1997
Row: 1, Col: 1, Value: 63.0
Row: 1, Col: 2, Value: 20.0
Row: 1, Col: 3, Value: 2.5
Row: 1, Col: 4, Value: 13.0
Row: 1, Col: 5, Value: 1.5
Row: 1, Col: 6, Value: 25.8
Row: 1, Col: 1, Value: 67.0
Row: 1, Col: 2, Value: 16.0
Row: 1, Col: 3, Value: 3.0
Row: 1, Col: 4, Value: 12.5
Row: 1, Col: 5, Value: 1.5
Variable rate demand
notes (VRDNs) 63%
Commercial paper
(including CP mode) 20%
Tender bonds 2%
Municipal notes 14%
Other 1%

Variable rate demand
notes (VRDNs) 67%
Commercial paper
(incuding CP mode) 16%
Tender bonds 3%
Municipal notes 13%
Other 1%

* SOURCE: IBC'S MONEY FUND REPORT (registered trademark)
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND

INVESTMENTS JANUARY 31, 1998
Showing Percentage of Total Value of Investment in Securities


MUNICIPAL SECURITIES (A) - 100%
   PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - 93.9%
Albany County Arpt. Auth. Participating
VRDN, Trust Receipts 1997, 3.70% (Liquidity
Facility Bank of New York) (b)(c) $ 2,800,000 $ 2,800,000
Albany County Ind. Dev. Auth. Rev. (Campus
Plaza 7 Inc. Proj.) 3.60%, LOC Marine Midland Bank, NA,
VRDN (b)  785,000  785,000
Amherst Ind. Dev. Auth. Ind. Dev. Rev. (Maple Dev. Proj.)
Series 1986, 3.60%, LOC Marine Midland Bank, NA,
VRDN (b)  900,000  900,000
Amsterdam Ind. Dev. Agcy. Ind. Dev. Rev. (Longview
Fiber Co.) Series 1987, 3.50%,
LOC ABN-AMRO Bank, NV, VRDN  1,880,000  1,880,000
Babylon Ind. Dev. Rev. (Southern Container Corp.) 3.65%,
LOC Fleet Bank, NA, VRDN (b)  3,600,000  3,600,000
Buffalo Gen. Oblig. RAN 4.40% 8/5/98,
LOC Landesbank Hessen-Thuringen  10,000,000  10,028,372
Byram Hills City School Dist. BAN 4.25% 7/3/98  1,631,000  1,633,902
Chemung County Ind. Dev. Agcy. Rev. (McWayne Inc. Proj.)
Series 1992 A, 3.60%, LOC AmSouth Bank, NA, VRDN (b)  2,670,000
2,670,000
Chemung County Ind. Dev. Agcy. Ind. Dev. Rev. (MMARS
Second Prog.) (Trayer Products Inc.) Series A, 3.60%, LOC
Marine Midland Bank, NA, VRDN  1,000,000  1,000,000
Columbia County Ind. Dev. Auth. Ind. Dev. Rev. (Philip Morris
Proj.) 3.65%, VRDN  1,800,000  1,800,000
Commack Unified School Dist. BAN 4.25% 6/26/98  2,000,000  2,003,688
Erie County Gen. Oblig. RAN:
 Series A, 4.50% 6/25/98, LOC Union Bank of Switzerland  3,000,000
3,007,965
 Series B, 4.50% 10/29/98, LOC Union Bank of Switzerland  4,900,000
4,923,758
Erie County Ind. Dev. Auth., VRDN:
 (Canfibre of Lackawanna) Series 1997, 3.55%
 (Bayerische Landesbank Girozentrale Guaranteed) (b)  24,700,000
24,700,000
 (Nat'l. Wire Products) Series 1988 E,
  3.60%, LOC Marine Midland Bank, NA (b)  180,000  180,000
 (Niagara Envelope Co.Proj.)
  3.60%, LOC Bankers Trust Co. (b)  1,600,000  1,600,000
 (Uniland Dev./Buffalo Campus) Series 1986 D,
  3.60%, LOC Marine Midland Bank, NA (b)  1,320,000  1,320,000
Huntington Unified School Dist. TAN:
 4.10% 6/29/98  3,600,000  3,603,597
 4.25% 6/29/98  3,800,000  3,805,819
MUNICIPAL SECURITIES (A) - CONTINUED
   PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Islip Gen. Oblig. BAN 4.10% 7/24/98 $ 2,700,000 $ 2,702,623
Islip Ind. Dev. Agcy. Rev. (Interstate Litho Corp.) Series 1996 A, 3.60%, LOC Marine Midland Bank, NA, VRDN (b) 1,350,000 1,350,000
Jefferson County Ind. Dev. Agcy. Ind. Dev. Rev. (Fisher Gauge
Facs) Series 1996, 3.60%, LOC Fleet Bank, NA, VRDN (b)  2,700,000
2,700,000
 Monroe County Arpt. Auth. Participating VRDN,
 Series PT-98, 3.65%, LOC Bayerische
Hypotheken-und Wechsel Bank (b)(c)  1,745,000  1,745,000
Monroe County Ind. Dev. Agcy. Rev. VRDN:
 (Advent Tool & Mold) Series 1990 D, 3.60%,
  LOC Marine Midland Bank, NA (b)  700,000  700,000
 (AJL Manufacturing.) Series 1996 A, 3.60%
  LOC Marine Midland Bank, NA (b)  1,900,000  1,900,000
 (Illbruck Office Prod. Inc.) Series 1997, 3.55%,
   LOC Key Bank, NA (b).  3,690,000  3,690,000
Nassau County Gen. Oblig.:
 BAN Series C, 4.25% 3/17/98  5,400,000  5,403,064
 TAN Series A, 4.25% 3/31/98  12,935,000  12,945,548
Nassau County Ind. Dev. Auth. (CR/PL Inc. Proj.)
 Series 1985, 3.65%, LOC First Nat'l. Bank of
 Chicago, VRDN  4,930,000  4,930,000
New Rochelle County School Dist. TAN 4.25% 6/30/98  4,400,000
4,407,717
New York City Gen. Oblig.:
 Bonds CP mode:
  Series H-3, 3.80% 3/25/98 (FSA Insured)
   (BPA State Street Bank & Trust Co.)   1,900,000  1,900,000
  Series H-3, 3.55% 4/9/98 (FSA Insured)
   (BPA State Street Bank & Trust Co.)  4,100,000  4,100,000
  Series 1994 H-2, 3.55% 4/9/98 (MBIA Insured)
   (BPA Banco de Santander, SA)   2,700,000  2,700,000
  Series 1994 H-5, 3.70% 3/31/98 (MBIA Insured)
   (BPA Landesbank Hessen-Thuringen)   6,700,000  6,700,000
  Series 1994 H-6, 3.55% 4/9/98 (MBIA Insured)
   (BPA RaboBank)   1,600,000  1,600,000
 Participating VRDN (c):
  Series FR-26, 4%
  (Liquidity Facility Bank of New York)   2,110,000  2,110,000
  Series I BTP-234, 3.55%
   (Liquidity Facility Bankers Trust Co.)   3,890,000  3,890,000
 Series 1994 C-3, 3.68% (Liquidity Facility Citibank)   17,000,000
17,000,000
MUNICIPAL SECURITIES (A) - CONTINUED
   PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Gen. Oblig.: - continued
 RAN Series 1998 A, 4.50% 6/30/98,
 LOC Westdeutsche Landesbank Girozentrale,
  LOC Morgan Guaranty Trust Co., NY $ 35,850,000 $ 35,941,843
  VRDN:
  Series 1992 D, 3.50% (FGIC Insured) (BPA FGIC-SPI)   14,000,000
14,000,000
  Series 1994 A-7, 3.65%,
   LOC Morgan Guaranty Trust Co., NY   3,000,000  3,000,000
  Series 1994 A-7, 3.65%,
    LOC Morgan Guaranty Trust Co., NY   2,900,000  2,900,000
  Series 1994 E-5, 3.65%,
  LOC Morgan Guaranty Trust Co., NY  1,200,000  1,200,000
   Series 1995 F-5, 3.45%,
    LOC Bayerische Landesbank Girozentrale   600,000  600,000
New York City Health & Hosp. Corp. (Health Sys.)
Series 1997 A, 3.30%, LOC Morgan Guaranty
Trust Co., NY, VRDN  16,100,000  16,100,000
New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev., VRDN:
 (Gerard Court Proj.) Series 1997A, 3.65% LOC
 Bayerische Hypotheken-und Wechsel Bank (b) 4,600,000 4,600,000 (Related-Carnegie Park) Series 1997 A, 3.35%
 (Fannie Mae Guaranteed)   11,400,000  11,400,000
 (Related-Monterey) Series 1997 A,
 3.35% (Fannie Mae Guaranteed)   5,600,000  5,600,000
 (Related-Tribeca Tower) Series 1997 A, 3.45%
 (Fannie Mae Guaranteed) (b)  6,300,000  6,300,000
New York City Hsg. Dev. Corp. Multi-Family Mtg. Rev., VRDN:
  (100 Jane St. Dev. Proj.) Series 1995 A, 3.50%,
 LOC Fleet Bank, NA (b)  9,600,000  9,600,000
 (400 West 59th Str. Proj.):
  3.40%, LOC Bayerische Hypotheken-und
    Wechsel Bank (b)  15,200,000  15,200,000
  3.50%, LOC Bayerische Hypotheken-und
    Wechsel Bank (b)  25,700,000  25,700,000
   3.50%, LOC Bayerische Hypotheken-und
   Wechsel Bank (b)  7,000,000  7,000,000
 (West 43rd Str. Dev.) Series1996 B, 3.50%,
 LOC Fleet Bank, NA  25,300,000  25,300,000
New York City Hsg. Dev. Corp. Residential Rev. (East 17th
Str. Property) Series 1993 A, 3.65%,
LOC Chase Manhattan Bank, VRDN  800,000  800,000
MUNICIPAL SECURITIES (A) - CONTINUED
   PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Hsg. Fin. Agcy. Rev. (240 East 39th Str.)
 Series 1997-A, 3.55%, LOC Chase Manhattan
 Bank, VRDN (b) $ 35,600,000 $ 35,600,000
New York City Ind. Dev. Agcy.:
 Rev. (Korean Airlines Proj.) VRDN:
 Series 1997-B, 3.50%, LOC Bankers Trust Co. (b)  5,000,000  5,000,000
  Series 1997-C, 3.40%, LOC Bankers Trust Co. (b)  9,100,000
9,100,000
 Participating VRDN (c):
 Series 1996-H, 3.65% (Liquidity Facility Caisse
    des Depots et Consignations) (b)  1,795,000  1,795,000
  Series 1997-E, 3.65% (Liquidity Facility Caisse
   des Depots et Consignations) (b)  5,220,000  5,220,000
  Series 1997-H, 3.65% (Liquidity Facility Caisse
   des Depots et Consignations) (b)  3,740,000  3,740,000
New York City Metropolitan Trans. Auth. Participating VRDN (c):
 Series 1997 D, 3.65%
 (Liquidity Facility Merrill Lynch & Co.)   8,900,000  8,900,000
 Series 1997 P, 3.65%
  (Liquidity Facility CoreStates Bank)   12,395,000  12,395,000
  3.63% (Liquidity Facility Citibank)   15,800,000  15,800,000
New York City Muni. Assistance Corp.:
 Bonds Series L, 4.50% 7/1/98  4,525,000  4,537,490
 Participating VRDN, Series G, 3.55%
    (Liquidity Facility Bankers Trust Co.) (c) 10,500,000 10,500,000 Series K-3, 3.45% 4/8/98,
  LOC Landesbank Hessen-Thuringen, CP  12,300,000  12,300,000
New York City Muni. Wtr. Fin. Auth.:
 CP:
  Series 1:
   3.80% 3/19/98, LOC Canadian
    Imperial Bank of Commerce  5,700,000  5,700,000
   3.80% 3/20/98, LOC Canadian
    Imperial Bank of Commerce  18,100,000  18,100,000
  Series 3:
   3.55% 2/27/98, LOC Bank of Nova Scotia,
    LOC Toronto-Dominion Bank  8,700,000  8,700,000
   3.75% 4/7/98 LOC Bank of Nova Scotia,
    LOC Toronto-Dominion Bank  11,600,000  11,600,000
  Series 4, 3.80% 3/31/98,
    LOC Credit Suisse First Boston  3,200,000  3,200,000
  Series 5 B:
   3.50% 3/26/98   1,000,000  1,000,000
   3.80% 3/23/98  7,100,000  7,100,000
MUNICIPAL SECURITIES (A) - CONTINUED
   PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Muni. Wtr. Fin. Auth.: - continued
 Participating VRDN (c):
 Series 1997 B:
   3.65% (Liquidity Facility Societe Generale)  $ 1,800,000 $
1,800,000
   3.65% (Liquidity Facility Societe Generale)   4,500,000  4,500,000
New York City Trust for Cultural Resources (The Jewish
Museum) 4% (BPA Sumitomo Bank, Ltd.) VRDN  3,300,000  3,300,000
New York State Dorm. Auth.:
 Participating VRDN (c):
 Series PA-60, 3.60%
  (Liquidity Facility Merrill Lynch & Co.)   4,500,000  4,500,000
  Series 97C3202, 3.63% (Liquidity Facility Citibank)   3,000,000
3,000,000
  Rev. Bonds (Memorial Sloan-Kettering Cancer Ctr.) CP mode:
  Series 1989-A:
  3.45% 4/6/98, LOC Chase Manhattan Bank  4,800,000  4,800,000
     3.55% 4/6/98, LOC Chase Manhattan Bank  1,500,000  1,500,000
    3.65% 4/6/98, LOC Chase Manhattan Bank  6,160,000  6,160,000
   Series 1989-B:
  3.45% 4/6/98, LOC Chase Manhattan Bank  13,400,000  13,400,000
    3.50% 3/30/98, LOC Chase Manhattan Bank  2,150,000  2,150,000
  Series 1989-C,
  3.45% 4/6/98, LOC Chase Manhattan Bank  2,100,000  2,100,000
New York State Energy Research & Dev. Auth.:
Rev. (Long Island Lighting Co.) VRDN:
  Series 1993, 3.55%,
  LOC Toronto-Dominion Bank (b)  11,300,000  11,300,000
  Series 1993 A, 3.55%,
  LOC Toronto-Dominion Bank (b)  6,200,000  6,200,000
   Series 1994 A, 3.50%,
  LOC Union Bank of Switzerland (b)  14,800,000  14,800,000
  Series 1995 A, 3.50%,
  LOC Union Bank of Switzerland (b)  8,800,000  8,800,000
 Participating VRDN (c):
 Series 943202, 3.68% (Liquidity Facility Citibank)   15,400,000
15,400,000
  3.63% (Liquidity Facility Citibank)   8,700,000  8,700,000
New York State Energy Research & Dev. Auth.
Poll. Cont. Rev., VRDN:
 (Niagara Mohawk Pwr. Proj.) Series 1988 A, 3.95%,
  LOC Morgan Guaranty Trust Co., NY (b)  3,200,000  3,200,000
   (New York Elec. & Gas Corp.) Series 1994 D,
  3.60%, LOC Union Bank of Switzerland  1,300,000  1,300,000
MUNICIPAL SECURITIES (A) - CONTINUED
   PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Gen. Oblig.:
Bonds Series 1997 A, 3.50% 4/9/98,
 LOC Bayerische Landesbank Girozentrale, CP mode $ 3,200,000 $
3,200,000
 CP:
 Series S:
  3.55% 2/23/98 (Liquidity Facility
   Westdeutsche Landesbank Girozentrale)   22,450,000  22,450,000
   3.60% 3/2/98 (Liquidity Facility
   Westdeutsche Landesbank Girozentrale)   10,000,000  10,000,000
   3.70% 3/10/98 (Liquidity Facility
   Westdeutsche Landesbank Girozentrale)   5,000,000  5,000,000
   3.75% 3/10/98 (Liquidity Facility
   Westdeutsche Landesbank Girozentrale)   2,000,000  2,000,000
  Series T, 3.45% 4/8/98 (Liquidity Facility
  Westdeutsche Landesbank Girozentrale)   6,500,000  6,500,000
  Series U, 3.45% 4/1/98 (Liquidity Facility
  Westdeutsche Landesbank Girozentrale)   6,200,000  6,200,000
New York State Hsg. Dev. Corp. Mtg. Rev. (York Ave. Proj.)
Series 1994 A, 3.50% (92nd Realty Co.)
  LOC Midland Bank PLC, VRDN (b)  15,650,000  15,650,000
New York State Hsg. Fin. Agcy.:
 Rev., VRDN:
  (East 48th Str. Proj.) Series 1995 A, 3.50%,
   LOC Fleet Bank, NA (b)  4,700,000  4,700,000
  (Normandie Court II Proj.) Series 1987 A, 3.30%,
   LOC Fleet Bank, NA (b)  1,500,000  1,500,000
  (240 East 39th Str.) Series 1997 A, 3.50%,
   LOC Fleet Bank, NA (b)  17,000,000  17,000,000
  (Tribeca Park) Series 1997 A, 3.50%,
  LOC Bayerische Hypotheken-und Wechsel Bank (b) 6,500,000 6,500,000 New York State Hsg. Fin. Agcy. Multi-Family Hsg. Rev.,
Series 1988 A, 3.40%, (AMBAC Insured)
(BPA Bank of Tokyo-Mitsubishi Ltd.) VRDN  1,000,000  1,000,000
New York State Local Gov't Assistance Corp.:
Participating VRDN, Series 1997 SG-99, 3.65%
 (Liquidity Facility Societe Generale) (c)  6,150,000  6,150,000
 Rfdg. Bonds Series 1997 B, 4.50% 4/1/98  5,010,000  5,016,122
New York State Med. Care Facs. Fin. Agcy. Participating VRDN:
Series SG1, 3.60% (Liquidity Facility Societe Generale) (c)  7,520,000
7,520,000
  Series PA-89, 3.65%
 (Liquidity Facility Merrill Lynch & Co.) (c)  4,895,000  4,895,000
  Series PT-145A, 3.65% (Liquidity Facility Bayerische
 Hypotheken-und Wechsel Bank) (c)  4,655,000  4,655,000
MUNICIPAL SECURITIES (A) - CONTINUED
   PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Mtg. Agcy. Homeowner Mtg. Agency
Participating VRDN (c):
 Series PA-87, 3.65%
  (Liquidity Facility Merrill Lynch & Co.) (b) $ 3,300,000 $ 3,300,000 Series PA-153, 3.65%
  (Liquidity Facility Merrill Lynch & Co.) (b) 2,000,000 2,000,000 Series PT-11, 3.65%
  (Liquidity Facility Commerzbank, AG)   7,810,000  7,810,000
  Series PT-15 A, 3.65%
  (Liquidity Facility Commerzbank, AG) (b) 6,880,000 6,880,000 Series PT-15 B, 3.65%
  (Liquidity Facility Commerzbank, AG) (b)  2,720,000  2,720,000
   Series PT-26, 3.65%
  (Liquidity Facility Merrill Lynch & Co.) (b) 6,790,000 6,790,000 Series PT-108, 3.65%
  (Liquidity Facility Banco de Santander, SA) (b)  3,500,000
3,500,000
  Series 1997, 3.75%
  (Liquidity Facility Bank of New York) (b) 3,400,000 3,400,000 Series 1997 G, 3.65% (Liquidity Facility
  Caisse des Depots et Consignations) (b)  7,970,000  7,970,000
  Series 1997 J, 3.70%
  (Liquidity Facility CoreStates Bank) (b)  5,400,000  5,400,000
New York State Pwr. Auth.:
CP:
 3.80% 2/12/98 (Liquidity Facility Bank
   of America Nat'l. Trust & Savings)   2,800,000  2,800,000
   3.80% 2/12/98 (Liquidity Facility Bank
  of America Nat'l. Trust & Savings)   5,400,000  5,400,000
  3.85% 3/18/98 (Liquidity Facility Bank
  of America Nat'l. Trust & Savings)   8,900,000  8,900,000
  3.50% 3/19/98 (Liquidity Facility Bank
   of America Nat'l. Trust & Savings)   3,800,000  3,800,000
   3.45% 4/6/98 (Liquidity Facility
  Bank of America Nat'l. Trust & Savings)   1,800,000  1,800,000
 Rev. Bonds, 3.75%, tender 3/1/98  22,000,000  22,000,000
 Series 2, 3.50% 3/5/98 (Liquidity Facility
 Bank of Nova Scotia)   20,000,000  20,000,000
New York State Urban Dev. Corp. Participating VRDN,
Series BT-113, 3.60% (Liquidity Facility Bankers Trust Co.) (c) 7,854,000 7,854,000
Northport-East Northport Unified School Dist.
TAN 4.25% 6/30/98  9,500,000  9,514,372
Oneida County Ind. Dev. Agcy. Ind. Dev. Rev. (Utica Corp.)
Series 1996, 3.60%, LOC Fleet Bank, NA, VRDN (b)  2,800,000  2,800,000
MUNICIPAL SECURITIES (A) - CONTINUED
   PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Oswego County Ind. Dev. Agcy. Poll. Cont. Rev. Rfdg.
(Philip Morris Co. Proj.) 3.55%, VRDN $ 9,500,000 $ 9,500,000
Oyster Bay Gen. Oblig. BAN 4% 2/27/98  5,200,000  5,200,777
Plainview-Old Bethpage County School Dist.
TAN 4.25% 6/30/98  6,720,000  6,729,333
Riverhead Central School Dist. BAN Series 1997
4.25% 12/4/98  4,300,000  4,312,882
Rochester Gen. Oblig.:
BAN Series I, 4% 3/10/98  4,398,000  4,399,418
 Bonds 4% 10/1/98  2,900,000  2,902,541
St. Lawrence County Ind. Dev. Agcy. Envir. Impt. Rev.
(Reynolds Metals Proj.) 3.55%, LOC Royal
Bank of Canada, VRDN  6,400,000  6,400,000
Saratoga County Ind. Dev. Agcy. (Spurlock Adhesives Inc.)
Series 1997 A, 3.75%, LOC KeyBank, NA, VRDN  3,300,000  3,300,000
Schenectady Ind. Dev. Agcy. Rev.
 (Super Steel Schenectady Proj.) Series 1996 A, 3.60%,
 LOC Key Bank of New York, VRDN  2,400,000  2,400,000
Seneca County Ind. Dev. Agcy. Rev.
(New York Chiropractic  College) Series 1997, 3.50%,
LOC Fleet Bank, NA, VRDN  3,900,000  3,900,000
Southampton Unified School Dist. TAN 4.25% 6/25/98  5,200,000
5,208,107
Suffolk County Gen. Oblig. TAN
Series II, 4.50% 9/10/98, LOC National Westminster Bank,
LOC Canadian Imperial Bank of Commerce   19,300,000  19,375,389
Suffolk County Ind. Dev. Agcy. Rev.
 (Maryhaven Center of Hope Inc.) Series 1997 A,
3.60%,  LOC Key Bank, NA, VRDN  3,125,000  3,125,000
Suffolk County Ind. Dev. Agcy. Rev. (Nissequogue
Cogeneration Partner Fac.) 3.55%, LOC Toronto-Dominion
Bank, VRDN (b)  15,700,000  15,700,000
Tompkins County Gen. Oblig. BAN 4.25% 4/10/98  4,224,400  4,226,212
Triborough Bridge & Tunnel Auth. Rev. Participating VRDN,
Series BT-162, 3.55% (Liquidity Facility Bankers
Trust Co.) (c)  2,703,000  2,703,000
West Irindequoit County School Dist. BAN 4.50% 4/10/98  1,400,000
1,401,215
Westchester County Board of Coop. Edl. Svc. RAN
Series 1997, 4.25% 7/10/98  2,750,000  2,754,668
Wyoming County Ind. Dev. Auth.  (American Precision)
Series 1988 A, 3.60%, LOC Marine Midland
Bank, NA, VRDN (b)  520,000  520,000
  1,005,788,422
MUNICIPAL SECURITIES (A) - CONTINUED
   PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK & NEW JERSEY - 6.1%
New Jersey & New York Port Auth.:
Participating VRDN (c):
 Series 6, 3.65% (Liquidity Facility Societe Generale) (b) $ 6,200,000
$  6,200,000
  Series 6, 3.65% (Liquidity Facility Societe Generale) (b)  9,100,000
9,100,000
  Series 1997, 3.70%
  (Liquidity Facility Bank of New York)   3,660,000  3,660,000
  Series 1997, 3.70%
  (Liquidity Facility Bank of New York) (b)  9,800,000  9,800,000
 VRDN (New Jersey Equip. Notes):
  Series 1997-1C, 3.55%   3,800,000  3,800,000
  Series 1997-2, 3.65% (b)  1,600,000  1,600,000
  Series 1997-3A, 3.55%   10,200,000  10,200,000
  Series 1997-4A, 3.65% (b)  2,300,000  2,300,000
New York & New Jersey Port Auth. Spl. Oblig. Rev. Series 6,
3.65% (Liquidity Facility Bank of Nova Scotia) VRDN  1,300,000
1,300,000
New York & New Jersey Port Auth. Spl. Proj.
Participating VRDN, Series 6, 3.65% (Liquidity Facility
Societe Generale) (b)  8,755,000  8,755,000
New York & New Jersey Versatile Structure VRDN:
3.55% (BPA Morgan Guaranty Trust Co., NY)  4,950,000  4,950,000
 Series 3, 3.60% (BPA Morgan Guaranty Trust Co., NY)   3,300,000
3,300,000
  64,965,000
TOTAL INVESTMENTS - 100%   $1,070,753,422
Total Cost for Income Tax Purposes   $  1,070,753,422
SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
CP - Commercial Paper
RAN - Revenue Anticipation Notes
TAN - Tax Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Provides evidence of ownership in one or more underlying municipal bonds.
INCOME TAX INFORMATION
At January 31, 1998, the fund had a capital loss carryforward of approximately $124,000 of which $38,000, $3,000, $33,000 and $50,000 will expire on January 31, 2001, 2004, 2005 and 2006, respectively. During fiscal year ended 1998, 100% of the fund's income dividends was free from federal income tax, and 34.61% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited).
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 JANUARY 31, 1998

4.ASSETS                          5.             6.

7.INVESTMENT IN SECURITIES, AT    8.             $ 1,070,753,422
VALUE - SEE ACCOMPANYING
SCHEDULE

9.CASH                            10.             17,080,930


11.INTEREST RECEIVABLE            12.             7,469,404

13. 14.TOTAL ASSETS               15.             1,095,303,756

16.LIABILITIES                    17.            18.

19.PAYABLE FOR INVESTMENTS        $ 12,020,234   20.
PURCHASED

21.DISTRIBUTIONS PAYABLE           70,580        22.

23.ACCRUED MANAGEMENT FEE          333,331       24.

25.OTHER PAYABLES AND              237,437       26.
ACCRUED EXPENSES

27. 28.TOTAL LIABILITIES          29.             12,661,582

30.31.NET ASSETS                  32.            $ 1,082,642,174

33.NET ASSETS CONSIST OF:         34.            35.

36.PAID IN CAPITAL                37.            $ 1,082,768,937

38.ACCUMULATED NET REALIZED       39.             (126,763)
GAIN (LOSS) ON INVESTMENTS

40.41.NET ASSETS, FOR             42.            $ 1,082,642,174
1,082,603,646 SHARES
OUTSTANDING

43.44.NET ASSET VALUE,            45.             $1.00
OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($1,082,642,174 (DIVIDED BY)
1,082,603,646 SHARES)

STATEMENT OF OPERATIONS
 YEAR ENDED JANUARY 31, 1998

46.47.INTEREST INCOME             48.           $ 34,161,169


49.EXPENSES                       50.           51.

52.MANAGEMENT FEE                 $ 3,589,395   53.

54.TRANSFER AGENT FEES             1,626,693    55.

56.ACCOUNTING FEES AND             144,596      57.
EXPENSES

58.NON-INTERESTED TRUSTEES'        3,627        59.
COMPENSATION

60.CUSTODIAN FEES AND              50,009       61.
EXPENSES

62.REGISTRATION FEES               71,580       63.

64.AUDIT                           32,387       65.


66.LEGAL                           24,939       67.


68.REPORTS TO SHAREHOLDERS         39,799       69.

70.MISCELLANEOUS                   3,639        71.

72. TOTAL EXPENSES BEFORE          5,586,664    73.
REDUCTIONS

74. EXPENSE REDUCTIONS             (2,178)       5,584,486

75.76.NET INTEREST INCOME         77.            28,576,683

78.REALIZED AND UNREALIZED        80.            (52,805)
GAIN (LOSS)
79.NET REALIZED GAIN (LOSS) ON
INVESTMENT SECURITIES

81.INCREASE (DECREASE) IN NET     82.            (2,400)
UNREALIZED GAIN FROM
ACCRETION
OF DISCOUNT

83.84.NET GAIN (LOSS)             85.            (55,205)

86.87.NET INCREASE IN NET         88.           $ 28,521,478
ASSETS RESULTING FROM
OPERATIONS

89.OTHER INFORMATION              91.
90.EXPENSE REDUCTIONS

92. CUSTODIAN CREDITS             93.           $ 2,178

STATEMENT OF CHANGES IN NET ASSETS
                                   YEAR ENDED         YEAR ENDED
                                   JANUARY 31,        JANUARY 31,
                                   1998               1997

94.INCREASE (DECREASE) IN NET
ASSETS

95.OPERATIONS                      $ 28,576,683       $ 23,880,427
NET INTEREST INCOME

96. NET REALIZED GAIN (LOSS)        (52,805)           (33,281)

97. INCREASE (DECREASE) IN NET      (2,400)            2,400
UNREALIZED GAIN FROM
ACCRETION
 OF DISCOUNT

98. 99.NET INCREASE                 28,521,478         23,849,546
(DECREASE) IN NET ASSETS
RESULTING
FROM OPERATIONS

100.DISTRIBUTIONS TO                (28,576,683)       (23,880,427)
SHAREHOLDERS FROM NET INTEREST
INCOME

101.SHARE TRANSACTIONS AT NET       2,792,087,742      2,139,223,899
ASSET VALUE OF $1.00 PER
SHARE
PROCEEDS FROM SALES OF SHARES

102. REINVESTMENT OF                27,750,434         23,071,469
DISTRIBUTIONS FROM NET INTEREST
INCOME

103. COST OF SHARES REDEEMED        (2,617,216,206)    (2,105,054,985)

104.105.                            202,621,970        57,240,383
NET INCREASE (DECREASE) IN
NET ASSETS AND SHARES
RESULTING FROM SHARE
TRANSACTIONS

106.                                202,566,765        57,209,502
107.TOTAL INCREASE
(DECREASE) IN NET ASSETS

108.NET ASSETS                     109.               110.

111. BEGINNING OF PERIOD            880,075,409        822,865,907

112. END OF PERIOD                 $ 1,082,642,174    $ 880,075,409

FINANCIAL HIGHLIGHTS
113.                YEARS ENDED JANUARY 31,

114.                1998          1997         1996        1995         1994

115.SELECTED
PER-SHARE
DATA

116.NET ASSET       $ 1.000       $ 1.000     $ 1.000     $ 1.000     $ 1.000
VALUE,
BEGINNING
OF PERIOD

117.INCOME           .031          .029        .033        .024        .018
FROM
INVESTMENT
OPERATIONS
NET INTEREST
INCOME

118.

119.LESS
DISTRIBUTIONS

120. FROM NET        (.031)        (.029)      (.033)      (.024)      (.018)
INTEREST INCOME

121.NET ASSET       $ 1.000       $ 1.000     $ 1.000     $ 1.000     $ 1.000
VALUE, END OF
PERIOD

122.TOTAL            3.13%         2.94%       3.32%       2.44%       1.84%
RETURN

123.RATIOS AND
SUPPLEMENTAL
DATA

124.NET ASSETS,     $ 1,082,642   $ 880,075   $ 822,866   $ 737,282   $ 608,444
END OF PERIOD
(000 OMITTED)

125.RATIO OF         .61%          .61%        .62%        .60%        .62%
EXPENSES TO
AVERAGE
NET ASSETS

126.RATIO OF NET     3.10%         2.89%       3.26%       2.42%       1.83%
INTEREST INCOME
TO AVERAGE NET
ASSETS

NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JANUARY 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity New York Municipal Income Fund (the income fund) is a fund of Fidelity New York Municipal Trust and Spartan New York Municipal Money Market Fund and Fidelity New York Municipal Money Market Fund (the money market funds) are funds of Fidelity New York Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity New York Municipal Trust and Fidelity New York Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. Effective March 24, 1998, Fidelity New York Municipal Income Fund will change its name to Spartan New York Municipal Income Fund. The following summarizes the significant accounting policies of the income fund and the money market funds:
SECURITY VALUATION.
INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
MONEY MARKET FUNDS. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. For the money market funds, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
EXPENSES. Most expenses of Fidelity New York Municipal Trust II can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to futures. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management Inc. (FIMM) (formerly FMR Texas Inc.), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. The Income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease
2. OPERATING POLICIES - CONTINUED
FUTURES CONTRACTS - CONTINUED
the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
WHEN-ISSUED SECURITIES. Each fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the applicable statements of assets and liabilities under the caption "Delayed delivery." Losses may arise due to change in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
3. PURCHASES AND SALES OF INVESTMENTS.
INCOME FUND. Purchases and sales of securities other than short-term securities, aggregated $173,262,088 and $171,942,191, respectively. The market value of futures contracts opened and closed during the period amounted to $81,558,913 and $63,332,225, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the investment adviser for Fidelity New York Municipal Income Fund and Fidelity New York Municipal Money Market Fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from
 .1100% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fees were equivalent to an annual rate of .39% of average net assets for Fidelity New York Municipal Income Fund and Fidelity New York Municipal Money Market Fund.
As Spartan New York Municipal Money Market's Fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .50% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to Spartan New York Municipal Money Market Fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $9,476 for the period. SUB-ADVISER FEE. As the money market fund's investment sub-adviser, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for Fidelity New York Municipal Income Fund and Fidelity New York Municipal Money Market Fund. UMB has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT AND ACCOUNTING FEES - CONTINUED mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
For the period, the transfer agent fees were equivalent to annual rates of .11% and .18% of average net assets for Fidelity New York Municipal Income Fund and Fidelity New York Municipal Money Market Fund, respectively.
Fidelity New York Municipal Money Market Fund shareholders participating in the Fidelity Ultra Service Account(registered trademark) Program (the Program) pay a $5.00 monthly fee to Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, for performing services associated with the Program. For the period, fees paid to FBSI by shareholders participating in the Program amounted to $37,135. Effective September 1, 1997, the monthly fee was eliminated.
5. EXPENSE REDUCTIONS.
Effective April 1, 1997, FMR voluntarily agreed to reimburse the income fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .55% of the fund's average net assets. Effective January 9, 1998, this limitation was changed to .53%.
In addition, Fidelity New York Municipal Income Fund, Fidelity New York Municipal Money Market Fund and FMR (on behalf of Spartan New York Municipal Money Market Fund) have entered into arrangements with their custodian and transfer agent whereby credits realized on uninvested cash balances were used to offset a portion of each applicable funds' expenses.
For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
6. SHARE TRANSACTIONS.
Share transactions for the income fund were as follows:

                                 SHARES         DOLLARS          SHARES         DOLLARS

                                 YEAR ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED
                                 JANUARY 31,    JANUARY 31,      JANUARY 31,    JANUARY 31,

                                 1998           1998             1997           1997

SHARES SOLD                       9,891,184     $ 124,707,337     4,305,312     $ 52,530,432

ISSUED IN EXCHANGE FOR THE        24,405,423     315,806,182      -              -
NET ASSETS OF SPARTAN
NEW YORK MUNICIPAL
INCOME FUND

ISSUED IN EXCHANGE FOR THE        4,167,207      54,257,038       -              -
NET ASSETS OF SPARTAN NEW
YORK INTERMEDIATE
MUNICIPAL INCOME FUND

ISSUED IN EXCHANGE FOR THE        23,431,479     303,437,659      -              -
NET ASSETS OF FIDELITY
NEW YORK INSURED
MUNICIPAL INCOME FUND

REINVESTMENT OF DISTRIBUTIONS     1,508,191      19,001,163       1,372,180      16,719,201

SHARES REDEEMED                   (8,405,380)    (105,564,962)    (7,633,180)    (93,100,425)

NET INCREASE (DECREASE)           54,998,104    $ 711,644,417     (1,955,688)   $ (23,850,792)


7. MERGER INFORMATION.
On January 8, January 15, and January 22, 1998, Fidelity New York Municipal Income Fund (the fund) acquired all of the assets and assumed all of the liabilities of Spartan New York Municipal Income Fund, Spartan New York Intermediate Municipal Income Fund and Fidelity New York Insured Municipal Income Fund (target funds), respectively. Each acquisition was approved by the shareholders of the target funds on December 17, 1997. Based on the opinion of fund counsel, the reorganizations qualified as tax-free reorganizations for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.
The fund's acquisition of Spartan New York Municipal Income Fund was accomplished by an exchange of 24,405,423 shares of the fund for 28,222,179 shares then outstanding of Spartan New York Municipal Income Fund(each valued at $11.19). Spartan New York Municipal Income Fund's net assets, including $23,652,998 of unrealized appreciation were combined with the fund for total net assets after the acquisition of $769,705,267.
The fund's acquisition of Spartan New York Intermediate Municipal Income Fund was accomplished by an exchange of 4,167,207 shares of the fund for 5,277,922 shares then outstanding of Spartan New York Intermediate Municipal Income Fund(each valued at $10.28). Spartan New York Intermediate Municipal Income Fund's net assets, including $3,126,064 of unrealized appreciation were combined with the fund for total net assets after the acquisition of $830,969,959.
The fund's acquisition of Fidelity New York Insured Municipal Income Fund was accomplished by an exchange of 23,431,479 shares of the fund for 24,974,293 shares then outstanding of Fidelity New York Insured Municipal Income Fund (each valued at $12.15). Fidelity New York Insured Municipal Income Fund's net assets, including $21,188,713 of unrealized appreciation were combined with the fund for total net assets after the acquisition of $1,130,460,046.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity New York Municipal Trust and Fidelity New York Municipal Trust II and the Shareholders of Fidelity New York Municipal Income Fund, Spartan New York Municipal Money Market Fund and Fidelity New York Municipal Money Market Fund:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New York Municipal Income Fund (a fund of Fidelity New York Municipal Trust) and Spartan New York Municipal Money Market Fund and Fidelity New York Municipal Money Market Fund (each a fund of Fidelity New York Municipal Trust II) at January 31, 1998, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Fidelity New York Municipal Trust and Fidelity New York Municipal Trust II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
/s/Price Waterhouse LLP                       Price Waterhouse LLP
Boston, Massachusetts
March 5, 1998
DISTRIBUTIONS


The Board of Trustees of Fidelity New York Municipal Income Fund (a fund of Fidelity New York Municipal Trust), Spartan New York Intermediate Municipal Income Fund and Fidelity New York Insured Municipal Income Fund (Formerly funds of Fidelity New York Municipal Trust) voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
FIDELITY NEW YORK MUNICIPAL INCOME FUND
PAY DATE 12/29/97 3/9/98
RECORD DATE 12/26/97 3/6/98
DIVIDENDS - -
SHORT-TERM
CAPITAL GAINS - -
LONG-TERM
CAPITAL GAINS $.02 $.035
LONG-TERM
CAPITAL GAIN BREAKDOWN:
 28% rate - -
 20% rate 100.0% 100.0%

SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND
PAY DATE 1/13/98
RECORD DATE 1/12/98
DIVIDENDS -
SHORT-TERM
CAPITAL GAINS -
LONG-TERM
CAPITAL GAINS $.002
LONG-TERM
CAPITAL GAIN BREAKDOWN:
 28% rate -
 20% rate 100.0%

FIDELITY NEW YORK INSURED MUNICIPAL INCOME FUND
PAY DATE 3/10/97 12/29/97 1/21/98
RECORD DATE 3/7/97 12/26/97 1/20/98
DIVIDENDS - - -
SHORT-TERM
CAPITAL GAINS - $.03 -
LONG-TERM
CAPITAL GAINS $.01 $.05 $.002
LONG-TERM
CAPITAL GAIN BREAKDOWN:
 28% rate 100.0% 13.44% -
 20% rate - 86.56% 100.0%


MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools... all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research
Company
Boston, MA
INVESTMENT SUB-ADVISER,
MONEY MARKET FUNDS
Fidelity Investments
Money Management, Inc.
Merrimack, NH
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning Jr., Vice President
Dwight D. Churchill, Vice President -
INCOME FUND
Boyce Greer, Vice President -
MONEY MARKET FUNDS
Norman Lind, Vice President -
INCOME FUND
Diane M. McLaughlin, Vice President -
MONEY MARKET FUNDS
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant
Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant
Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
* INDEPENDENT TRUSTEES
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress   1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE